UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.
(Exact name of registrant as specified in charter)

P.O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, PA 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2012 – April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HARTFORDFUNDS

THE HARTFORD GROWTH FUND 2013 Semi Annual Report

The Hartford Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Growth Fund inception 06/08/1949
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Growth A#	15.49%	8.04%	3.20%	6.49%
Growth A##		2.10%	2.04%	5.89%
Growth B#	15.00%	7.22%	2.50%	5.92%*
Growth B##		2.22%	2.13%	5.92%*
Growth C#	15.05%	7.20%	2.45%	5.74%
Growth C##		6.20%	2.45%	5.74%
Growth I#	15.61%	8.33%	3.54%	6.73%
Growth R3#	15.36%	7.78%	2.94%	6.51%
Growth R4#	15.53%	8.06%	3.26%	6.73%
Growth R5#	15.68%	8.44%	3.49%	6.88%
Growth Y#	15.84%	8.66%	3.70%	7.02%
Russell 1000 Growth Index	13.71%	12.60%	6.66%	8.08%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Growth Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Growth Class A	1.25%	1.27%
Growth Class B	2.00%	2.27%
Growth Class C	1.97%	1.97%
Growth Class I	0.99%	0.99%
Growth Class R3	1.50%	1.65%
Growth Class R4	1.20%	1.20%
Growth Class R5	0.90%	0.90%
Growth Class Y	0.79%	0.79%

* As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses as of the date of the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2014. Other contractual waivers/reimbursements remain in effect until February 28, 2014, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Manager
Andrew J. Shilling, CFA
Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Growth Fund returned 15.49%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the Russell 1000 Growth Index, which returned 13.71% for the same period. The Fund outperformed the 13.35% average return in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

All ten sectors of the Russell 1000 Growth Index had positive returns for the period. Health Care (+23.5%), Telecommunication Services (+21.0%), and Financials (+19.4%) performed the best, while Information Technology (+3.1%) and Energy (+13.1%) lagged on a relative basis. Growth stocks (+13.7%) underperformed Value stocks (+16.3%), as measured by the Russell 1000 Growth and Russell 1000 Value Indices.

The Fund’s outperformance versus the benchmark was driven primarily by strong stock selection in the information technology and consumer staples, which was partially offset by weak selection in the health care and consumer discretionary sectors. Sector allocation, which is a residual of bottom-up stock selection, detracted from relative performance. Positive effects from an overweight to the Consumer Discretionary sector was not enough to offset the negative effects of the Fund’s underweights to the Health Care and Telecommunication Services sectors and an overweight to the Information Technology sector. A modest cash position also detracted from relative returns in an upward-trending market.

Green Mountain Coffee Roasters (Consumer Staples), Acme Packet (Information Technology), and Gilead Sciences (Health Care) were the top contributors to relative performance during the period. Shares of Green Mountain Coffee Roasters, the leading provider of single-cup brewers and portion packs, outperformed during the period after the firm posted solid earnings. Investors also took solace from Starbucks' tepid sales results for its single serve Verismo machines. Shares of Acme Packet, the leader in session delivery network solutions, posted positive returns after Oracle announced it would acquire Acme Packet at a significant premium. Shares of Gilead Sciences, a US-based biopharmaceutical company, moved steadily higher alongside positive news flow, including passing the first hurdle for the firm's hepatitis C single tablet regimen. Top absolute

3

The Hartford Growth Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

contributors for the period also included Biogen Idec (Health Care).

Top detractors from relative performance during the period were Edwards Lifesciences (Health Care), Family Dollar Stores (Consumer Discretionary), and Hologic (Health Care). Shares of Edwards Lifesciences, a medical device company specializing in heart valve technology and treatments for cardiovascular diseases, declined as it reported disappointing first quarter 2013 results due to poor transcatheter heart valve (THV) sales. Family Dollar Stores, a U.S.-based discount retailer, underperformed after the company reported disappointing fourth quarter 2012 results, in part due to tepid holiday sales and gross margin pressure stemming from the company's sales-driving initiatives. Shares of Hologic, a manufacturer of radiology, mammography, and bone density analysis equipment, underperformed during the period due to concerns about delays in reimbursements for the company's 3D mammography technology. Stocks that detracted most from absolute returns also included Apple (Information Technology) and Wal-Mart Stores (Consumer Staples).

What is the outlook?

The world economy is slowly but steadily emerging from a post-bubble overhang. Looking into 2014, we expect all regions to strengthen economically while inflation should remain subdued in many parts of the world. Central banks are playing a key role in anchoring bond yields and helping the financial sector’s healing process. We expect the U.S. Federal Reserve Board (Fed) is likely to tighten monetary policy later next year, while the ECB and BOJ are expected to leave monetary conditions accommodative for longer. Overall, we expect a return of a world economy that is determined by regional macro fundamentals rather than by swings in global risk sentiment.

While Europe is still mired in recession, Germany and some select countries such as Finland and Austria are already having positive growth. The economic turn-around in Europe is disappointingly slow, yet we still predict stabilization over the course of the next year. The old euro break-up fears have resurfaced with the recent Cyprus crisis; however, the credible backstop provided by the ECB’s Outright Monetary Transactions (OMT) appear to have helped to keep contagion concerns in check. With an unemployment rate of more than twelve percent for half of the euro area population, we expect it will be years, not quarters, before the ECB can consider an exit of accommodative monetary conditions — much in contrast to the U.S.

We believe the medium-term growth prospects in the U.S. are favorable. The consumer is expected to be resilient this year, helped by improving net worth from rising house and equity market prices as well as steady job gains. The key drivers of U.S. growth are expected to be capital spending and the housing and automotive sectors. We believe capital investment spending should finally rise as capacity utilization levels normalize, while vehicle sales and new home construction should continue to surprise positively. An improving economy and healing labor market notwithstanding, we believe the Fed is unlikely to abandon its quantitative easing program any time soon.

At the end of the period, our largest overweights were to Consumer Discretionary and Information Technology while we remained underweight Consumer Staples and Industrials, relative to the benchmark.

Diversification by Industry
as of April 30, 2013
Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.4%
Capital Goods (Industrials)	4.6
Commercial and Professional Services (Industrials)	0.9
Consumer Durables and Apparel (Consumer Discretionary)	4.5
Consumer Services (Consumer Discretionary)	5.1
Diversified Financials (Financials)	3.5
Energy (Energy)	3.7
Food and Staples Retailing (Consumer Staples)	1.5
Food, Beverage and Tobacco (Consumer Staples)	5.2
Health Care Equipment and Services (Health Care)	3.1
Materials (Materials)	2.0
Media (Consumer Discretionary)	8.3
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	6.9
Real Estate (Financials)	1.0
Retailing (Consumer Discretionary)	11.7
Semiconductors and Semiconductor Equipment (Information Technology)	2.0
Software and Services (Information Technology)	23.2
Technology Hardware and Equipment (Information Technology)	6.3
Transportation (Industrials)	1.7
Short-Term Investments	2.9
Other Assets and Liabilities	0.5
Total	100.0%

4

The Hartford Growth Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.6%
	Automobiles and Components - 1.4%
153	Harley-Davidson, Inc.	$8,385

	Capital Goods - 4.6%
198	AMETEK, Inc.	8,046
54	Cummins, Inc.	5,754
118	Eaton Corp. plc	7,248
5	Precision Castparts Corp.	956
133	Safran S.A. ADR	6,520
		28,524
	Commercial and Professional Services - 0.9%
58	IHS, Inc. ●	5,686

	Consumer Durables and Apparel - 4.5%
284	D.R. Horton, Inc.	7,408
98	Lennar Corp.	4,034
87	Michael Kors Holdings Ltd. ●	4,970
54	PVH Corp.	6,191
11	Ralph Lauren Corp.	2,082
55	Under Armour, Inc. Class A ●	3,135
		27,820
	Consumer Services - 5.1%
10	Chipotle Mexican Grill, Inc. ●	3,552
251	Dunkin' Brands Group, Inc.	9,753
127	Starwood Hotels & Resorts, Inc.	8,225
29	Wynn Resorts Ltd.	4,047
86	Yum! Brands, Inc.	5,851
		31,428
	Diversified Financials - 3.5%
96	American Express Co.	6,560
28	BlackRock, Inc.	7,354
8	IntercontinentalExchange, Inc. ●	1,238
135	JP Morgan Chase & Co.	6,607
		21,759
	Energy - 3.7%
78	Anadarko Petroleum Corp.	6,610
65	Cameron International Corp. ●	4,005
205	Cobalt International Energy, Inc. ●	5,738
60	National Oilwell Varco, Inc.	3,923
36	Schlumberger Ltd.	2,695
		22,971
	Food and Staples Retailing - 1.5%
157	CVS Caremark Corp.	9,123

	Food, Beverage and Tobacco - 5.2%
87	Anheuser-Busch InBev N.V.	8,362
230	Green Mountain Coffee Roasters, Inc. ●	13,200
49	Mead Johnson Nutrition Co.	3,965
271	Pernod-Ricard S.A.	6,708
		32,235
	Health Care Equipment and Services - 3.1%
121	Covidien plc	7,707
415	Hologic, Inc. ●	8,462
6	Intuitive Surgical, Inc. ●	2,885
		19,054
	Materials - 2.0%
116	Monsanto Co.	12,338

	Media - 8.3%
233	Comcast Corp. Class A	9,637
353	News Corp. Class A	10,942
2,877	Sirius XM Radio, Inc. w/ Rights	9,349
159	Time Warner, Inc.	9,496
190	Walt Disney Co.	11,948
		51,372
	Pharmaceuticals, Biotechnology and Life Sciences - 6.9%
159	Agilent Technologies, Inc.	6,577
51	Biogen Idec, Inc. ●	11,192
326	Gilead Sciences, Inc. ●	16,528
29	Regeneron Pharmaceuticals, Inc. ●	6,225
26	Vertex Pharmaceuticals, Inc. ●	1,988
		42,510
	Real Estate - 1.0%
71	American Tower Corp. REIT	5,946

	Retailing - 11.7%
122	Abercrombie & Fitch Co. Class A	6,042
27	Amazon.com, Inc. ●	6,761
30	AutoZone, Inc. ●	12,203
117	Dollar General Corp. ●	6,081
138	Family Dollar Stores, Inc.	8,467
123	Home Depot, Inc.	9,041
389	Lowe's Co., Inc.	14,950
13	Priceline.com, Inc. ●	8,916
		72,461
	Semiconductors and Semiconductor Equipment - 2.0%
276	Altera Corp.	8,825
100	Broadcom Corp. Class A	3,595
		12,420
	Software and Services - 23.2%
53	Alliance Data Systems Corp. ●	9,023
14	BMC Software, Inc. ●	615
111	Citrix Systems, Inc. ●	6,892
104	Cognizant Technology Solutions Corp. ●	6,735
270	eBay, Inc. ●	14,127
323	Facebook, Inc. ●	8,975
29	Google, Inc. ●	24,271
49	IBM Corp.	10,002
41	LinkedIn Corp. Class A ●	7,855
19	Mastercard, Inc.	10,497
469	Oracle Corp.	15,372
162	Salesforce.com, Inc. ●	6,680
184	ServiceNow, Inc. ●	7,535
146	Splunk, Inc. ●	5,965
54	Visa, Inc.	9,177
		143,721
	Technology Hardware and Equipment - 6.3%
61	Apple, Inc.	27,220
287	Cisco Systems, Inc.	6,006
350	Juniper Networks, Inc. ●	5,794
		39,020
	Transportation - 1.7%
95	J.B. Hunt Transport Services, Inc.	6,742

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 96.6% - (continued)
	Transportation - 1.7% - (continued)
36	Kansas City Southern		$3,951
			10,693
	Total common stocks
	(cost $474,688)		$597,466

	Total long-term investments
	(cost $474,688)		$597,466

SHORT-TERM INVESTMENTS - 2.9%
Repurchase Agreements - 2.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $703, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $717)
$703	0.17%, 4/30/2013		$703
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $1,916, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $1,954)
1,916	0.15%, 4/30/2013		1,916
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,690, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $3,764)
3,690	0.15%, 4/30/2013		3,690
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $5,126, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $5,228)
5,126	0.14%, 4/30/2013		5,126
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $922, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $940)
922	0.17%, 4/30/2013		922
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $3,123, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $3,186)
3,123	0.14%, 4/30/2013		3,123
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,196, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $2,240)
2,196	0.17%, 4/30/2013		2,196
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $39, collateralized by U.S. Treasury Note 3.88%, 2018, value of $40)
39	0.13%, 4/30/2013		39
			17,715
	Total short-term investments
	(cost $17,715)		$17,715

	Total investments
	(cost $492,403) ▲	99.5%	$615,181
	Other assets and liabilities	0.5%	2,913
	Total net assets	100.0%	$618,094

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $494,437 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$130,262
Unrealized Depreciation	(9,518)
Net Unrealized Appreciation	$120,744

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$597,466	$597,466	$–	$–
Short-Term Investments	17,715	–	17,715	–
Total	$615,181	$597,466	$17,715	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.

‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $492,403)	$615,181
Cash	—
Receivables:
Investment securities sold	9,929
Fund shares sold	1,378
Dividends and interest	340
Other assets	99
Total assets	626,927
Liabilities:
Payables:
Investment securities purchased	7,975
Fund shares redeemed	589
Investment management fees	74
Administrative fees	—
Distribution fees	21
Accrued expenses	174
Total liabilities	8,833
Net assets	$618,094
Summary of Net Assets:
Capital stock and paid-in-capital	$467,422
Distributions in excess of net investment loss	(2,416)
Accumulated net realized gain	30,310
Unrealized appreciation of investments	122,778
Net assets	$618,094

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$20.43/$21.62
Shares outstanding	16,864
Net assets	$344,508
Class B: Net asset value per share	$16.79
Shares outstanding	396
Net assets	$6,656
Class C: Net asset value per share	$16.82
Shares outstanding	1,882
Net assets	$31,669
Class I: Net asset value per share	$20.81
Shares outstanding	10,609
Net assets	$220,768
Class R3: Net asset value per share	$20.65
Shares outstanding	28
Net assets	$584
Class R4: Net asset value per share	$21.05
Shares outstanding	151
Net assets	$3,187
Class R5: Net asset value per share	$21.32
Shares outstanding	21
Net assets	$441
Class Y: Net asset value per share	$21.57
Shares outstanding	477
Net assets	$10,281

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$3,571
Interest	5
Less: Foreign tax withheld	(5)
Total investment income	3,571

Expenses:
Investment management fees	2,293
Administrative services fees
Class R3	1
Class R4	3
Class R5	—
Transfer agent fees
Class A	416
Class B	19
Class C	29
Class I	224
Class R3	—
Class R4	—
Class R5	—
Class Y	1
Distribution fees
Class A	421
Class B	38
Class C	156
Class R3	1
Class R4	4
Custodian fees	3
Accounting services fees	37
Registration and filing fees	54
Board of Directors' fees	9
Audit fees	8
Other expenses	63
Total expenses (before waivers and fees paid indirectly)	3,780
Expense waivers	(82)
Transfer agent fee waivers	(8)
Commission recapture	(7)
Total waivers and fees paid indirectly	(97)
Total expenses, net	3,683
Net Investment Loss	(112)
Net Realized Gain on Investments:
Net realized gain on investments in securities	36,516
Net Realized Gain on Investments	36,516
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	52,989
Net Changes in Unrealized Appreciation of Investments	52,989
Net Gain on Investments	89,505
Net Increase in Net Assets Resulting from Operations	$89,393

The accompanying notes are an integral part of these financial statements.

10

The Hartford Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment loss	$(112)	$(2,374)
Net realized gain on investments	36,516	79,577
Net unrealized appreciation (depreciation) of investments	52,989	(48,154)
Net Increase in Net Assets Resulting from Operations	89,393	29,049
Capital Share Transactions:
Class A	(53,766)	(71,341)
Class B	(2,548)	(5,744)
Class C	(2,237)	(11,058)
Class I	(11,786)	54,918
Class R3	165	42
Class R4	(657)	(680)
Class R5	(295)	(91)
Class Y	(57,675)	(63,501)
Net decrease from capital share transactions	(128,799)	(97,455)
Net Decrease in Net Assets	(39,406)	(68,406)
Net Assets:
Beginning of period	657,500	725,906
End of period	$618,094	$657,500
Undistributed (distribution in excess of) net investment income (loss)	$(2,416)	$(2,304)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Growth Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the

12

close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

13

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

14

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its

15

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

records with a value at least equal to the amount of the commitment. As of April 30, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

16

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2012, are as follows:

Amount
Accumulated Capital Losses *	$(6,476)
Unrealized Appreciation †	67,755
Total Accumulated Earnings	$61,279

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$70
Accumulated Net Realized Gain (Loss)	568
Capital Stock and Paid-in-Capital	(638)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$4,172
Total	$4,172

During the year ended October 31, 2012, the Fund utilized $79,288 of prior year capital loss carryforwards.

As of October 31, 2012, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$2,304

17

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013,

18

HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.25%
Class B	2.00
Class C	1.98
Class I	1.00
Class R3	1.50
Class R4	1.20
Class R5	0.90
Class Y	0.80

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $183 and contingent deferred sales charges of $2 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

19

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R4	4%

8.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$145,553
Sales Proceeds Excluding U.S. Government Obligations	294,509

20

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	739	—	(3,672)	—	(2,933)	1,421	—	(5,416)	—	(3,995)
Amount	$14,231	$—	$(67,997)	$—	$(53,766)	$25,008	$—	$(9,349)	$—	$(71,341)
Class B
Shares	7	—	(168)	—	(161)	19	—	(411)	—	(392)
Amount	$107	$—	$(2,655)	$—	$(2,548)	$273	$—	$(6,017)	$—	$(5,744)
Class C
Shares	148	—	(286)	—	(138)	204	—	(965)	—	(761)
Amount	$2,334	$—	$(4,571)	$—	$(2,237)	$2,991	$—	$(14,049)	$—	$(11,058)
Class I
Shares	2,343	—	(2,901)	—	(558)	4,878	—	(1,790)	—	3,088
Amount	$45,907	$—	$(57,693)	$—	$(11,786)	$87,120	$—	$(32,202)	$—	$54,918
Class R3
Shares	11	—	(3)	—	8	13	—	(10)	—	3
Amount	$213	$—	$(48)	$—	$165	$221	$—	$(179)	$—	$42
Class R4
Shares	17	—	(52)	—	(35)	30	—	(68)	—	(38)
Amount	$334	$—	$(991)	$—	$(657)	$552	$—	$(1,232)	$—	$(680)
Class R5
Shares	6	—	(20)	—	(14)	17	—	(21)	—	(4)
Amount	$119	$—	$(414)	$—	$(295)	$310	$—	$(401)	$—	$(91)
Class Y
Shares	65	—	(3,041)	—	(2,976)	939	—	(4,456)	—	(3,517)
Amount	$1,315	$—	$(58,990)	$—	$(57,675)	$17,359	$—	$(80,860)	$—	$(63,501)
Total
Shares	3,336	—	(10,143)	—	(6,807)	7,521	—	(13,137)	—	(5,616)
Amount	$64,560	$—	$(193,359)	$—	$(128,799)	$133,834	$—	$(231,289)	$—	$(97,455)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	47	$907
For the Year Ended October 31, 2012	108	$1,914

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

The Hartford Growth Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

22

[This page intentionally left blank]

23

The Hartford Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$17.69	$(0.01)	$2.75	$2.74	$–	$–	$–	$–	$20.43
B	14.60	(0.07)	2.26	2.19	–	–	–	–	16.79
C	14.62	(0.07)	2.27	2.20	–	–	–	–	16.82
I	18.00	0.01	2.80	2.81	–	–	–	–	20.81
R3	17.90	(0.04)	2.79	2.75	–	–	–	–	20.65
R4	18.22	–	2.83	2.83	–	–	–	–	21.05
R5	18.43	0.02	2.87	2.89	–	–	–	–	21.32
Y	18.62	0.07	2.88	2.95	–	–	–	–	21.57

For the Year Ended October 31, 2012
A	17.01	(0.08)	0.76	0.68	–	–	–	–	17.69
B	14.14	(0.22)	0.68	0.46	–	–	–	–	14.60
C	14.16	(0.20)	0.66	0.46	–	–	–	–	14.62
I	17.26	(0.02)	0.76	0.74	–	–	–	–	18.00
R3	17.26	(0.13)	0.77	0.64	–	–	–	–	17.90
R4	17.51	(0.07)	0.78	0.71	–	–	–	–	18.22
R5	17.65	(0.01)	0.79	0.78	–	–	–	–	18.43
Y	17.82	0.01	0.79	0.80	–	–	–	–	18.62

For the Year Ended October 31, 2011
A(H)	16.14	0.03	0.84	0.87	–	–	–	–	17.01
B	13.53	(0.18)	0.79	0.61	–	–	–	–	14.14
C	13.53	(0.15)	0.78	0.63	–	–	–	–	14.16
I	16.33	–	0.93	0.93	–	–	–	–	17.26
R3	16.42	(0.10)	0.94	0.84	–	–	–	–	17.26
R4	16.61	(0.04)	0.94	0.90	–	–	–	–	17.51
R5	16.69	–	0.96	0.96	–	–	–	–	17.65
Y	16.83	0.03	0.96	0.99	–	–	–	–	17.82

For the Year Ended October 31, 2010
A	13.57	(0.05)	2.62	2.57	–	–	–	–	16.14
B	11.46	(0.16)	2.23	2.07	–	–	–	–	13.53
C	11.46	(0.15)	2.22	2.07	–	–	–	–	13.53
I	13.73	0.01	2.65	2.66	(0.06)	–	–	(0.06)	16.33
R3	13.84	(0.07)	2.66	2.59	(0.01)	–	–	(0.01)	16.42
R4	13.98	(0.03)	2.69	2.66	(0.03)	–	–	(0.03)	16.61
R5	14.10	0.01	2.64	2.65	(0.06)	–	–	(0.06)	16.69
Y	14.15	0.03	2.72	2.75	(0.07)	–	–	(0.07)	16.83

For the Year Ended October 31, 2009
A	11.59	0.02	1.96	1.98	–	–	–	–	13.57
B	9.83	(0.03)	1.66	1.63	–	–	–	–	11.46
C	9.86	(0.07)	1.67	1.60	–	–	–	–	11.46
I	11.69	0.05	1.99	2.04	–	–	–	–	13.73
R3	11.86	(0.02)	2.00	1.98	–	–	–	–	13.84
R4	11.94	0.01	2.03	2.04	–	–	–	–	13.98
R5	12.00	0.04	2.06	2.10	–	–	–	–	14.10
Y	12.03	0.08	2.04	2.12	–	–	–	–	14.15

For the Year Ended October 31, 2008 (E)
A	21.25	(0.05)	(8.03)	(8.08)	–	(1.58)	–	(1.58)	11.59
B	18.39	(0.13)	(6.85)	(6.98)	–	(1.58)	–	(1.58)	9.83
C	18.45	(0.14)	(6.87)	(7.01)	–	(1.58)	–	(1.58)	9.86
I	21.34	0.02	(8.09)	(8.07)	–	(1.58)	–	(1.58)	11.69
R3	21.76	(0.08)	(8.24)	(8.32)	–	(1.58)	–	(1.58)	11.86
R4	21.82	(0.03)	(8.27)	(8.30)	–	(1.58)	–	(1.58)	11.94
R5	21.87	0.02	(8.31)	(8.29)	–	(1.58)	–	(1.58)	12.00
Y	21.90	0.04	(8.33)	(8.29)	–	(1.58)	–	(1.58)	12.03

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

15.49	%(F)	$344,508	1.29	%(G)	1.25	%(G)	(0.12	)%(G)	24%
15.00	(F)	6,656	2.31	(G)	2.00	(G)	(0.84	)(G)	–
15.05	(F)	31,669	1.98	(G)	1.98	(G)	(0.85	)(G)	–
15.61	(F)	220,768	1.01	(G)	1.00	(G)	0.14	(G)	–
15.36	(F)	584	1.61	(G)	1.50	(G)	(0.42	)(G)	–
15.53	(F)	3,187	1.20	(G)	1.20	(G)	(0.04	)(G)	–
15.68	(F)	441	0.91	(G)	0.90	(G)	0.24	(G)	–
15.84	(F)	10,281	0.80	(G)	0.80	(G)	0.77	(G)	–

4.00		350,195	1.27		1.25		(0.41)		62
3.25		8,124	2.27		2.00		(1.16)		–
3.25		29,533	1.97		1.97		(1.13)		–
4.29		200,957	0.99		0.99		(0.15)		–
3.71		358	1.65		1.50		(0.67)		–
4.05		3,395	1.20		1.20		(0.36)		–
4.42		648	0.90		0.90		(0.06)		–
4.49		64,290	0.79		0.79		0.04		–

5.39		404,630	1.26		1.25		0.22		47
4.51		13,411	2.22		2.05		(1.03)		–
4.66		39,365	1.95		1.95		(0.96)		–
5.70		139,421	0.95		0.95		(0.03)		–
5.12		298	1.61		1.50		(0.55)		–
5.42		3,918	1.19		1.19		(0.21)		–
5.75		689	0.91		0.90		(0.03)		–
5.88		124,174	0.79		0.79		0.18		–

18.94		267,340	1.29		1.29		(0.32)		57
18.06		17,522	2.28		2.05		(1.08)		–
18.06		43,521	1.99		1.99		(1.02)		–
19.42		59,539	0.90		0.90		0.06		–
18.69		233	1.62		1.53		(0.58)		–
19.03		3,507	1.20		1.20		(0.24)		–
18.83		134	0.94		0.93		0.03		–
19.50		100,614	0.81		0.81		0.16		–

17.08		260,833	1.44		1.24		0.15		94
16.58		19,319	2.49		1.69		(0.30)		–
16.23		44,604	2.09		2.05		(0.67)		–
17.45		54,433	0.94		0.94		0.43		–
16.69		163	1.73		1.55		(0.25)		–
17.09		2,541	1.23		1.23		0.12		–
17.50		91	0.96		0.95		0.39		–
17.62		99,987	0.84		0.84		0.56		–

(40.77)		292,129	1.27		1.27		(0.27)		106
(41.16)		19,936	2.24		1.91		(0.91)		–
(41.19)		46,757	1.97		1.97		(0.96)		–
(40.53)		48,174	0.89		0.89		0.14		–
(40.93)		53	1.71		1.55		(0.51)		–
(40.70)		1,394	1.20		1.20		(0.17)		–
(40.56)		51	0.92		0.92		0.09		–
(40.50)		116,109	0.80		0.80		0.21		–

25

The Hartford Growth Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Class L was merged into Class A on August 5, 2011.

26

The Hartford Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

27

The Hartford Growth Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

28

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,154.90	$6.69	$1,000.00	$1,018.59	$6.27	1.25%	181	365
Class B	$1,000.00	$1,150.00	$10.68	$1,000.00	$1,014.86	$10.01	2.00	181	365
Class C	$1,000.00	$1,150.50	$10.56	$1,000.00	$1,014.97	$9.89	1.98	181	365
Class I	$1,000.00	$1,156.10	$5.36	$1,000.00	$1,019.83	$5.02	1.00	181	365
Class R3	$1,000.00	$1,153.60	$8.02	$1,000.00	$1,017.34	$7.52	1.50	181	365
Class R4	$1,000.00	$1,155.30	$6.42	$1,000.00	$1,018.83	$6.02	1.20	181	365
Class R5	$1,000.00	$1,156.80	$4.82	$1,000.00	$1,020.32	$4.52	0.90	181	365
Class Y	$1,000.00	$1,158.40	$4.27	$1,000.00	$1,020.84	$4.00	0.80	181	365

30

The Hartford Growth Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Growth Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the

31

The Hartford Growth Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

The Hartford Growth Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

33

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-G13 4/13 113982 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD Growth Opportunities FUND 2013 Semi Annual Report

The Hartford Growth Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Growth Opportunities Fund inception 03/31/1963
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Growth Opportunities A#	13.04%	14.67%	2.87%	10.05%
Growth Opportunities A##		8.36%	1.72%	9.43%
Growth Opportunities B#	12.63%	13.80%	2.13%	9.42%*
Growth Opportunities B##		8.80%	1.76%	9.42%*
Growth Opportunities C#	12.67%	13.88%	2.15%	9.28%
Growth Opportunities C##		12.88%	2.15%	9.28%
Growth Opportunities I#	13.21%	15.00%	3.20%	10.31%
Growth Opportunities R3#	12.89%	14.42%	2.64%	10.09%
Growth Opportunities R4#	13.09%	14.74%	2.96%	10.32%
Growth Opportunities R5#	13.25%	15.10%	3.28%	10.52%
Growth Opportunities Y#	13.31%	15.15%	3.37%	10.59%
Russell 1000 Growth Index	13.71%	12.60%	6.66%	8.08%
Russell 3000 Growth Index	13.93%	12.83%	6.75%	8.26%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Growth Opportunities Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
Growth Opportunities Class A	1.21%	1.23%
Growth Opportunities Class B	1.96%	2.15%
Growth Opportunities Class C	1.93%	1.93%
Growth Opportunities Class I	0.95%	0.95%
Growth Opportunities Class R3	1.45%	1.48%
Growth Opportunities Class R4	1.15%	1.16%
Growth Opportunities Class R5	0.85%	0.86%
Growth Opportunities Class Y	0.76%	0.76%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses as of the date of the Fund's most recent prospectus and reflect contractual expense waivers/reimbursements in instances when these reductions reduce the Fund's gross expenses. Certain contractual waivers/reimbursements remain in effect until February 28, 2014. Other contractual waivers/reimbursements remain in effect until February 28, 2014, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Michael T. Carmen, CFA	Stephen Mortimer	Mario E. Abularach, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Research Analyst

How did the Fund perform?

The Class A shares of the Hartford Growth Opportunities Fund returned 13.04%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the Russell 3000 Growth Index, which returned 13.93% for the same period. The Fund also underperformed the 13.35% average return in the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

All ten sectors in the Russell 3000 Growth Index posted positive returns, with Health Care (+22.9%), Telecommunication Services (+20.8%), and Financials (+19.7%) gaining most. Information Technology (+3.6%) and Utilities (+12.6%) lagged on a relative basis.

Weak security selection was the primary driver of relative underperformance during the period. In particular, selection within Health Care, Consumer Discretionary, and Energy more than offset favorable stock selection in Information Technology, Materials, and Financials. Allocation among sectors, a residual of our bottom-up stock selection process, contributed to relative performance. Overweight allocations (i.e. the Fund’s sector position was greater than the benchmark position) to the strong performing Health Care and Financials sectors contributed most.

Among the top detractors from relative performance during the period were VeriFone Systems (Information Technology), Teradata (Information Technology), and Edwards Lifesciences (Health Care). Shares of electronic payment solution provider VeriFone Systems fell due to weak macroeconomic conditions in Europe, lower revenue from Brazil-based business, decreased merger synergies, and delays in customer projects, which caused the company to lower earnings estimates. Shares of Teradata, a U.S.-based provider of analytic data and business applications, underperformed after the company posted weaker-than-expected third quarter revenue. Additionally, investors were disappointed with management guidance at the low end of previous full year revenue view. Shares of Edwards Life Sciences, a medical device company specializing in heart valve technology and treatments for cardiovascular diseases, underperformed following a revenue shortfall from the Transcatheter Aortic Valve Implantation (TAVI) business

3

The Hartford Growth Opportunities Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

attributed to austerity measures in Europe and a slower than expected ramp up in the U.S. due to reimbursement uncertainty. Apple (Information Technology) was also among the top detractors from absolute performance (i.e. total return).

Top contributors to relative performance during the period were Apple (Information Technology), LinkedIn (Information Technology), and Hanesbrands (Consumer Discretionary). Shares of consumer electronics company Apple fell when the company missed revenue expectations and issued disappointing earnings guidance. We were underweight the stock, and the underweight contributed to relative performance. Shares of LinkedIn, a career networking website, rose after company released better-than-expected 4Q12 earnings results. Earnings were supported by gains from innovation and higher engagement revenue driving growth across all business segments and better-than-expected earnings. Shares of casual clothing manufacturer and retailer Hanesbrands, moved higher based on sustained execution improvements and strong performance, driven by lower costs and better inventory management. Gilead Sciences (Health Care) and BlackRock (Financials) were also among top contributors to absolute performance.

What is the outlook?

In our view, we are neither overly conservative in our positioning nor overly aggressive. We continue to position the Fund with a bias toward identifying secular growth companies with distinct product stories, company-specific drivers, and resilient business models that we believe can hold up regardless of what happens in the broader economy. We continue to be disciplined applying our upside/downside valuation analysis, weeding out stocks we believe are fairly valued, and we believe the Fund is well balanced as we enter the second quarter.

At the end of the period, the Fund was most overweight the Information Technology, Consumer Discretionary, and Financials sectors and most underweight the Industrials, Consumer Staples, and Telecommunication Services sectors relative to the benchmark.

Diversification by Industry
as of April 30, 2013
Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	0.7%
Capital Goods (Industrials)	2.9
Commercial and Professional Services (Industrials)	2.2
Consumer Durables and Apparel (Consumer Discretionary)	3.5
Consumer Services (Consumer Discretionary)	5.6
Diversified Financials (Financials)	3.6
Energy (Energy)	3.4
Food and Staples Retailing (Consumer Staples)	3.4
Food, Beverage and Tobacco (Consumer Staples)	1.5
Health Care Equipment and Services (Health Care)	6.0
Insurance (Financials)	4.0
Materials (Materials)	3.5
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	11.5
Real Estate (Financials)	2.2
Retailing (Consumer Discretionary)	11.4
Semiconductors and Semiconductor Equipment (Information Technology)	3.7
Software and Services (Information Technology)	21.7
Technology Hardware and Equipment (Information Technology)	6.9
Short-Term Investments	0.5
Other Assets and Liabilities	1.8
Total	100.0%

4

The Hartford Growth Opportunities Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.7%
	Automobiles and Components - 0.7%
299	Tesla Motors, Inc. ●	$16,116

	Capital Goods - 2.9%
887	KBR, Inc.	26,685
572	Owens Corning, Inc. ●	24,044
187	Pall Corp.	12,507
		63,236
	Commercial and Professional Services - 2.2%
344	IHS, Inc. ●	33,496
424	Nielsen Holdings N.V.	14,667
		48,163
	Consumer Durables and Apparel - 3.5%
232	PVH Corp.	26,760
10,488	Samsonite International S.A.	25,867
204	Whirlpool Corp.	23,336
		75,963
	Consumer Services - 5.6%
1,702	Burger King Worldwide, Inc.	30,710
–	Diamond Resorts LLC ⌂●†	21,326
959	Melco PBL Entertainment Ltd. ADR ●	23,608
352	Starwood Hotels & Resorts, Inc.	22,692
380	Wyndham Worldwide Corp.	22,843
		121,179
	Diversified Financials - 3.6%
85	BlackRock, Inc.	22,751
470	Citigroup, Inc.	21,925
202	IntercontinentalExchange, Inc. ●	32,837
		77,513
	Energy - 3.4%
272	Anadarko Petroleum Corp.	23,039
193	Cabot Oil & Gas Corp.	13,126
598	Cobalt International Energy, Inc. ●	16,717
177	Pioneer Natural Resources Co.	21,676
		74,558
	Food and Staples Retailing - 3.4%
371	CVS Caremark Corp.	21,602
584	Walgreen Co.	28,927
260	Whole Foods Market, Inc.	22,967
		73,496
	Food, Beverage and Tobacco - 1.5%
346	Anheuser-Busch InBev N.V.	33,051

	Health Care Equipment and Services - 6.0%
3,020	Boston Scientific Corp. ●	22,617
704	Catamaran Corp. ●	40,615
1,992	Hologic, Inc. ●	40,577
246	McKesson Corp.	26,021
		129,830
	Insurance - 4.0%
971	American International Group, Inc. ●	40,231
396	Aon plc	23,898
774	XL Group plc	24,118
		88,247
	Materials - 3.5%
525	Crown Holdings, Inc. ●	22,412
475	International Paper Co.	22,294
314	Rock Tenn Co. Class A	31,413
		76,119
	Pharmaceuticals, Biotechnology and Life Sciences - 11.5%
357	Actavis, Inc. ●	37,757
641	Agilent Technologies, Inc.	26,568
635	AstraZeneca plc	32,968
95	Biogen Idec, Inc. ●	20,877
500	Eli Lilly & Co.	27,668
676	Forest Laboratories, Inc. ●	25,286
469	Gilead Sciences, Inc. ●	23,747
596	Merck & Co., Inc.	28,015
80	Regeneron Pharmaceuticals, Inc. ●	17,220
131	Vertex Pharmaceuticals, Inc. ●	10,085
		250,191
	Real Estate - 2.2%
1,655	BR Malls Participacoes S.A. ●	19,518
1,576	Host Hotels & Resorts, Inc. REIT	28,795
		48,313
	Retailing - 11.4%
86	Amazon.com, Inc. ●	21,919
71	AutoZone, Inc. ●	29,205
484	Dick's Sporting Goods, Inc.	23,267
202	Dufry Group ●	26,854
1,175	Lowe's Co., Inc.	45,146
101	Netflix, Inc. ●	21,743
55	Priceline.com, Inc. ●	38,168
543	TripAdvisor, Inc. ●	28,576
345	Urban Outfitters, Inc. ●	14,312
		249,190
	Semiconductors and Semiconductor Equipment - 3.7%
1,367	Intel Corp.	32,733
2,343	Micron Technology, Inc. ●	22,072
936	NXP Semiconductors N.V. ●	25,787
		80,592
	Software and Services - 21.7%
1,250	Akamai Technologies, Inc. ●	54,903
861	Autodesk, Inc. ●	33,898
2,394	Cadence Design Systems, Inc. ●	33,032
360	Citrix Systems, Inc. ●	22,406
470	Concur Technologies, Inc. ●	34,331
323	eBay, Inc. ●	16,902
835	Facebook, Inc. ●	23,171
359	IAC/InterActiveCorp.	16,906
266	LinkedIn Corp. Class A ●	51,034
445	Red Hat, Inc. ●	21,321
529	Salesforce.com, Inc. ●	21,729
604	ServiceNow, Inc. ●	24,719
406	Splunk, Inc. ●	16,579
920	Symantec Corp. ●	22,362
605	Teradata Corp. ●	30,902
656	Tibco Software, Inc. ●	12,730
1,464	Yahoo!, Inc. ●	36,216
		473,141
	Technology Hardware and Equipment - 6.9%
106	Apple, Inc.	47,077
1,048	Cisco Systems, Inc.	21,917
1,147	EMC Corp. ●	25,722
893	Juniper Networks, Inc. ●	14,777
397	Palo Alto Networks, Inc. ●	21,486

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Opportunities Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.7% - (continued)
	Technology Hardware and Equipment - 6.9% - (continued)
391	SanDisk Corp. ●		$20,514
			151,493
	Total common stocks
	(cost $1,848,157)		$2,130,391

	Total long-term investments (cost $1,848,157)		$2,130,391

SHORT-TERM INVESTMENTS - 0.5%
Repurchase Agreements - 0.5%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $404, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $412)
$404	0.17%, 4/30/2013		$404
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $1,100, collateralized by
FHLMC 3.50%, 2042, FNMA 0.80% -
2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
	2013, value of $1,122)
1,100	0.15%, 4/30/2013		1,100
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,119, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $2,161)
2,119	0.15%, 4/30/2013		2,119
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $2,943, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $3,002)
2,943	0.14%, 4/30/2013		2,943
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $529, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $540)
529	0.17%, 4/30/2013		529
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,793, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $1,829)
1,793	0.14%, 4/30/2013		1,793
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,261, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $1,286)
1,261	0.17%, 4/30/2013		1,261
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $23, collateralized by U.S. Treasury Note 3.88%, 2018, value of $23)
23	0.13%, 4/30/2013		23
			10,172
	Total short-term investments
	(cost $10,172)		$10,172

	Total investments
	(cost $1,858,329) ▲	98.2%	$2,140,563
	Other assets and liabilities	1.8%	39,971
	Total net assets	100.0%	$2,180,534

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $1,856,903 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$314,320
Unrealized Depreciation	(30,660)
Net Unrealized Appreciation	$283,660

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $21,326, which represents 1.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
07/2011	–	Diamond Resorts LLC	$17,340

At April 30, 2013, the aggregate value of these securities was $21,326, which represents 1.0% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Opportunities Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$2,130,391	$2,023,376	$85,689	$21,326
Short-Term Investments	10,172	–	10,172	–
Total	$2,140,563	$2,023,376	$95,861	$21,326

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Common Stocks	$19,819	$(26,987)	$28,494	*	$—	$—	$—	$—	$—	$21,326
Total	$19,819	$(26,987)	$28,494		$—	$—	$—	$—	$—	$21,326

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $1,506.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Opportunities Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,858,329)	$2,140,563
Cash	8
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Investment securities sold	62,341
Fund shares sold	4,415
Dividends and interest	1,189
Other assets	155
Total assets	2,208,671
Liabilities:
Payables:
Investment securities purchased	21,972
Fund shares redeemed	5,412
Investment management fees	253
Administrative fees	2
Distribution fees	66
Accrued expenses	432
Total liabilities	28,137
Net assets	$2,180,534
Summary of Net Assets:
Capital stock and paid-in-capital	$2,051,094
Distributions in excess of net investment loss	(8,786)
Accumulated net realized loss	(143,999)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	282,225
Net assets	$2,180,534

Shares authorized	23,750,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$33.46/$35.41
Shares outstanding	25,472
Net assets	$852,378
Class B: Net asset value per share	$26.39
Shares outstanding	903
Net assets	$23,824
Class C: Net asset value per share	$26.50
Shares outstanding	5,514
Net assets	$146,106
Class I: Net asset value per share	$34.12
Shares outstanding	29,993
Net assets	$1,023,454
Class R3: Net asset value per share	$33.97
Shares outstanding	589
Net assets	$19,999
Class R4: Net asset value per share	$34.65
Shares outstanding	1,178
Net assets	$40,811
Class R5: Net asset value per share	$35.21
Shares outstanding	487
Net assets	$17,149
Class Y: Net asset value per share	$35.41
Shares outstanding	1,604
Net assets	$56,813

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$10,525
Interest	23
Less: Foreign tax withheld	(150)
Total investment income	10,398

Expenses:
Investment management fees	7,258
Administrative services fees
Class R3	19
Class R4	29
Class R5	8
Transfer agent fees
Class A	811
Class B	45
Class C	106
Class I	821
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	990
Class B	118
Class C	663
Class R3	47
Class R4	49
Custodian fees	10
Accounting services fees	122
Registration and filing fees	87
Board of Directors' fees	21
Audit fees	13
Other expenses	148
Total expenses (before waivers and fees paid indirectly)	11,366
Expense waivers	(12)
Transfer agent fee waivers	(10)
Commission recapture	(56)
Custodian fee offset	—
Total waivers and fees paid indirectly	(78)
Total expenses, net	11,288
Net Investment Loss	(890)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	144,188
Net realized gain on foreign currency contracts	226
Net realized gain on other foreign currency transactions	150
Net Realized Gain on Investments and Foreign Currency Transactions	144,564
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	104,230
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(9)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	104,221
Net Gain on Investments and Foreign Currency Transactions	248,785
Net Increase in Net Assets Resulting from Operations	$247,895

The accompanying notes are an integral part of these financial statements.

10

The Hartford Growth Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)		For the Year Ended October 31, 2012
Operations:
Net investment loss	$(890)		$(8,550)
Net realized gain on investments and foreign currency transactions	144,564		146,825
Net unrealized appreciation of investments and foreign currency transactions	104,221		98,389
Net Increase in Net Assets Resulting from Operations	247,895		236,664
Capital Share Transactions:
Class A	6,361	*	(101,986)
Class B	(2,230	)†	(7,447)
Class C	7,723	‡	(19,411)
Class I	12,736	§	(2,175)
Class R3	481	**	1,891
Class R4	(2,464	)††	(2,805)
Class R5	234	‡‡	(1,074)
Class Y	3,303	§§	(60,788)
Net increase (decrease) from capital share transactions	26,144		(193,795)
Net Increase in Net Assets	274,039		42,869
Net Assets:
Beginning of period	1,906,495		1,863,626
End of period	$2,180,534		$1,906,495
Undistributed (distribution in excess of) net investment income (loss)	$(8,786)		$(7,896)

*	Includes merger activity in the amount of $26,790.
†	Includes merger activity in the amount of $909.
‡	Includes merger activity in the amount of $6,406.
§	Includes merger activity in the amount of $573.
**	Includes merger activity in the amount of $154.
††	Includes merger activity in the amount of $125.
‡‡	Includes merger activity in the amount of $126.
§§	Includes merger activity in the amount of $903.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Growth Opportunities Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Growth Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

12

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to

13

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share,

14

payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

15

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

16

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of April 30, 2013.

b)	Additional Derivative Instrument Information:

The volume of derivative activity was minimal during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain on foreign currency contracts	$—	$226	$—	$—	$—	$—	$226
Total	$—	$226	$—	$—	$—	$—	$226

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

17

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2012, are as follows:

Amount
Accumulated Capital Losses *	$(296,991)
Unrealized Appreciation †	176,472
Total Accumulated Deficit	$(120,519)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$654
Accumulated Net Realized Gain (Loss)	5,020
Capital Stock and Paid-in-Capital	(5,674)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$289,095
Total	$289,095

During the year ended October 31, 2012, the Fund utilized $145,872 of prior year capital loss carryforwards.

As of October 31, 2012, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$7,896

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8000%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

19

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.21%	1.96%	1.96%	0.96%	1.45%	1.15%	0.85%	0.85%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.20%
Class B	1.96%
Class C	1.91%
Class I	0.92%
Class R3	1.45%
Class R4	1.15%
Class R5	0.85%
Class Y	0.75%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $1,099 and contingent deferred sales charges of $21 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and

20

for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,387,719
Sales Proceeds Excluding U.S. Government Obligations	1,404,689

21

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	2,127	—	(2,780)	826	173	2,544	—	(6,282)	—	(3,738)
Amount	$67,242	$—	$(87,671)	$26,790	$6,361	$72,018	$—	$(174,004)	$—	$(101,986)
Class B
Shares	34	—	(170)	35	(101)	56	—	(397)	—	(341)
Amount	$1,121	$—	$(4,260)	$909	$(2,230)	$1,248	$—	$(8,695)	$—	$(7,447)
Class C
Shares	575	—	(547)	249	277	608	—	(1,527)	—	(919)
Amount	$15,014	$—	$(13,697)	$6,406	$7,723	$13,759	$—	$(33,170)	$—	$(19,411)
Class I
Shares	7,432	—	(7,105)	17	344	13,344	—	(13,671)	—	(327)
Amount	$241,008	$—	$(228,845)	$573	$12,736	$380,872	$—	$(383,047)	$—	$(2,175)
Class R3
Shares	126	—	(116)	5	15	235	—	(169)	—	66
Amount	$4,076	$—	$(3,749)	$154	$481	$6,735	$—	$(4,844)	$—	$1,891
Class R4
Shares	131	—	(212)	4	(77)	317	—	(410)	—	(93)
Amount	$4,302	$—	$(6,891)	$125	$(2,464)	$8,917	$—	$(11,722)	$—	$(2,805)
Class R5
Shares	93	—	(90)	4	7	148	—	(188)	—	(40)
Amount	$3,088	$—	$(2,980)	$126	$234	$4,348	$—	$(5,422)	$—	$(1,074)
Class Y
Shares	285	—	(204)	26	107	540	—	(2,640)	—	(2,100)
Amount	$18,570	$—	$(16,170)	$903	$3,303	$15,636	$—	$(76,424)	$—	$(60,788)
Total
Shares	10,803	—	(11,224)	1,166	745	17,792	—	(25,284)	—	(7,492)
Amount	$354,421	$—	$(364,263)	$35,986	$26,144	$503,533	$—	$(697,328)	$—	$(193,795)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	29	$931
For the Year Ended October 31, 2012	66	$1,829

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

22

11.	Fund Merger:

Reorganization of The Hartford Fundamental Growth Fund into the Fund: At a Special Meeting of Shareholders held on December 17, 2012, the shareholders of The Hartford Fundamental Growth Fund approved a proposed Plan of Reorganization providing for the acquisition of all the assets and liabilities of The Hartford Fundamental Growth Fund (“Target Fund”) by the Fund (“Acquiring Fund”).

Under the terms of the Plan of Reorganization, and pursuant to the approval by the shareholders of The Hartford Fundamental Growth Fund, the assets were acquired by the Fund on February 22, 2013 (“the merger date”). The Fund acquired the assets of The Fundamental Growth Fund in exchange for shares in the Fund, which were distributed pro rata by The Hartford Fundamental Growth Fund to shareholders on the merger date, in complete liquidation of The Hartford Fundamental Growth Fund.

This merger was accomplished by tax free exchange as detailed below:

	Net assets of Target Fund on Merger Date	Net assets of Acquiring Fund immediately before merger	Net assets of Acquiring Fund immediately after merger	Target Fund shares exchanged	Acquiring Fund shares issued to the Target Fund's shareholders

Class A	$26,790	$810,633	$837,423	2,793	826
Class B	909	23,436	24,345	105	35
Class C	6,406	134,786	141,192	743	249
Class I	573	1,018,343	1,018,916	59	17
Class R3	154	19,361	19,515	16	5
Class R4	125	40,011	40,136	12	4
Class R5	126	16,678	16,804	13	4
Class Y	903	53,960	54,863	90	26
Total	$35,986	$2,117,208	$2,153,194	3,831	1,166

The Hartford Fundamental Growth Fund had the following unrealized appreciation, accumulated net realized losses and capital stock as of the merger date:

Fund	Undistributed Income	Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gains (Losses)	Capital Stock	Total
Target Fund	$—	$2,958	$(894)	$33,922	$35,986

Assuming the acquisition had been completed on November 1, 2012, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the six-month period ended April 30, 2013, are as follows:

Fund	Net Investment Loss	Net gain on investments	Net increase in net assets resulting from operations
Acquiring Fund	$(665)	$254,703	$254,038

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of The Hartford Fundamental Growth Fund that have been included in the Fund’s Statement of Operations since the merger date.

23

The Hartford Growth Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

24

[This page is intentionally left blank]

25

The Hartford Growth Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$29.60	$(0.03)	$3.89	$3.86	$–	$–	$–	$–	$33.46
B	23.43	(0.12)	3.08	2.96	–	–	–	–	26.39
C	23.52	(0.11)	3.09	2.98	–	–	–	–	26.50
I	30.14	0.02	3.96	3.98	–	–	–	–	34.12
R3	30.09	(0.07)	3.95	3.88	–	–	–	–	33.97
R4	30.64	(0.02)	4.03	4.01	–	–	–	–	34.65
R5	31.09	0.03	4.09	4.12	–	–	–	–	35.21
Y	31.25	0.05	4.11	4.16	–	–	–	–	35.41

For the Year Ended October 31, 2012 (E)
A	25.98	(0.15)	3.77	3.62	–	–	–	–	29.60
B	20.72	(0.28)	2.99	2.71	–	–	–	–	23.43
C	20.80	(0.28)	3.00	2.72	–	–	–	–	23.52
I	26.39	(0.08)	3.83	3.75	–	–	–	–	30.14
R3	26.48	(0.22)	3.83	3.61	–	–	–	–	30.09
R4	26.89	(0.14)	3.89	3.75	–	–	–	–	30.64
R5	27.20	(0.05)	3.94	3.89	–	–	–	–	31.09
Y	27.32	(0.03)	3.96	3.93	–	–	–	–	31.25

For the Year Ended October 31, 2011 (E)
A(I)	24.78	0.02	1.18	1.20	–	–	–	–	25.98
B	19.93	(0.29)	1.08	0.79	–	–	–	–	20.72
C	19.98	(0.26)	1.08	0.82	–	–	–	–	20.80
I	25.10	(0.06)	1.35	1.29	–	–	–	–	26.39
R3	25.31	(0.20)	1.37	1.17	–	–	–	–	26.48
R4	25.63	(0.12)	1.38	1.26	–	–	–	–	26.89
R5	25.85	(0.04)	1.39	1.35	–	–	–	–	27.20
Y	25.94	(0.01)	1.39	1.38	–	–	–	–	27.32

For the Year Ended October 31, 2010 (E)
A	20.69	(0.13)	4.22	4.09	–	–	–	–	24.78
B	16.77	(0.25)	3.41	3.16	–	–	–	–	19.93
C	16.78	(0.23)	3.43	3.20	–	–	–	–	19.98
I	20.91	(0.05)	4.28	4.23	(0.04)	–	–	(0.04)	25.10
R3	21.17	(0.18)	4.32	4.14	–	–	–	–	25.31
R4	21.37	(0.10)	4.36	4.26	–	–	–	–	25.63
R5	21.52	(0.03)	4.40	4.37	(0.04)	–	–	(0.04)	25.85
Y	21.59	(0.01)	4.42	4.41	(0.06)	–	–	(0.06)	25.94

For the Year Ended October 31, 2009
A	18.60	0.02	2.07	2.09	–	–	–	–	20.69
B	15.16	(0.09)	1.70	1.61	–	–	–	–	16.77
C	15.21	(0.13)	1.70	1.57	–	–	–	–	16.78
I	18.74	0.02	2.15	2.17	–	–	–	–	20.91
R3	19.08	(0.04)	2.13	2.09	–	–	–	–	21.17
R4	19.19	0.01	2.17	2.18	–	–	–	–	21.37
R5	19.28	0.02	2.22	2.24	–	–	–	–	21.52
Y	19.31	0.10	2.18	2.28	–	–	–	–	21.59

For the Year Ended October 31, 2008 (E)
A	38.24	(0.05)	(15.21)	(15.26)	–	(4.38)	–	(4.38)	18.60
B	32.23	(0.22)	(12.47)	(12.69)	–	(4.38)	–	(4.38)	15.16
C	32.27	(0.19)	(12.49)	(12.68)	–	(4.38)	–	(4.38)	15.21
I	38.39	0.07	(15.25)	(15.18)	(0.09)	(4.38)	–	(4.47)	18.74
R3	39.18	(0.11)	(15.61)	(15.72)	–	(4.38)	–	(4.38)	19.08
R4	39.33	(0.02)	(15.68)	(15.70)	(0.06)	(4.38)	–	(4.44)	19.19
R5	39.39	0.06	(15.72)	(15.66)	(0.07)	(4.38)	–	(4.45)	19.28
Y	39.43	0.10	(15.76)	(15.66)	(0.08)	(4.38)	–	(4.46)	19.31

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

13.04	%(F)	$852,378	1.21	%(G)	1.21	%(G)	(0.18	)%(G)	67	%(H)
12.63	(F)	23,824	2.13	(G)	1.96	(G)	(0.93	)(G)	–
12.67	(F)	146,106	1.91	(G)	1.91	(G)	(0.88	)(G)	–
13.21	(F)	1,023,454	0.92	(G)	0.92	(G)	0.10	(G)	–
12.89	(F)	19,999	1.47	(G)	1.45	(G)	(0.42	)(G)	–
13.09	(F)	40,811	1.15	(G)	1.15	(G)	(0.12	)(G)	–
13.25	(F)	17,149	0.85	(G)	0.85	(G)	0.17	(G)	–
13.31	(F)	56,813	0.75	(G)	0.75	(G)	0.28	(G)	–

13.93		748,795	1.23		1.21		(0.54)		116
13.08		23,529	2.15		1.96		(1.29)		–
13.08		123,174	1.93		1.93		(1.26)		–
14.21		893,563	0.95		0.95		(0.28)		–
13.63		17,259	1.48		1.45		(0.78)		–
13.95		38,458	1.16		1.15		(0.47)		–
14.30		14,935	0.86		0.85		(0.17)		–
14.39		46,782	0.76		0.76		(0.09)		–

4.84		754,532	1.22		1.22		0.06		121
3.96		27,884	2.13		2.04		(1.32)		–
4.10		128,016	1.92		1.92		(1.20)		–
5.14		791,091	0.92		0.92		(0.22)		–
4.62		13,444	1.48		1.45		(0.74)		–
4.92		36,249	1.16		1.15		(0.43)		–
5.22		14,132	0.86		0.85		(0.15)		–
5.32		98,278	0.76		0.76		(0.04)		–

19.77		431,465	1.35		1.32		(0.57)		115
18.84		34,559	2.18		2.07		(1.33)		–
19.07		156,903	1.95		1.95		(1.21)		–
20.23		495,439	0.93		0.93		(0.22)		–
19.56		10,772	1.49		1.49		(0.77)		–
19.93		42,770	1.17		1.17		(0.44)		–
20.34		14,203	0.87		0.87		(0.14)		–
20.44		136,662	0.77		0.77		(0.04)		–

11.24		746,980	1.47		1.24		0.11		137
10.62		36,371	2.36		1.84		(0.53)		–
10.32		173,788	2.04		2.04		(0.72)		–
11.58		360,198	0.99		0.99		0.23		–
10.95		8,468	1.55		1.55		(0.28)		–
11.36		35,421	1.21		1.21		0.05		–
11.62		11,967	0.92		0.92		0.20		–
11.81		172,228	0.80		0.80		0.50		–

(44.66)		1,145,281	1.31		1.31		(0.19)		142
(45.07)		38,167	2.13		2.05		(0.93)		–
(44.97)		201,128	1.93		1.93		(0.81)		–
(44.35)		118,918	0.86		0.86		0.25		–
(44.77)		5,391	1.52		1.52		(0.39)		–
(44.60)		19,129	1.19		1.19		(0.08)		–
(44.41)		3,169	0.93		0.93		0.22		–
(44.38)		133,048	0.78		0.78		0.34		–

27

The Hartford Growth Opportunities Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	During the six-month period ended April 30, 2013, The Hartford Growth Opportunities Fund incurred $34.2 million in purchases associated with the transition of assets from The Hartford Fundamental Growth Fund, which merged into the Fund on February 22, 2013. These purchases are excluded from the portfolio turnover rate calculation.
(I)	Class L was merged into Class A on August 5, 2011.

28

The Hartford Growth Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

29

The Hartford Growth Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

30

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Growth Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,130.40	$6.37	$1,000.00	$1,018.81	$6.04	1.21%	181	365
Class B	$1,000.00	$1,126.30	$10.35	$1,000.00	$1,015.06	$9.80	1.96	181	365
Class C	$1,000.00	$1,126.70	$10.07	$1,000.00	$1,015.32	$9.55	1.91	181	365
Class I	$1,000.00	$1,132.10	$4.87	$1,000.00	$1,020.23	$4.61	0.92	181	365
Class R3	$1,000.00	$1,128.90	$7.67	$1,000.00	$1,017.59	$7.26	1.45	181	365
Class R4	$1,000.00	$1,130.90	$6.09	$1,000.00	$1,019.08	$5.77	1.15	181	365
Class R5	$1,000.00	$1,132.50	$4.50	$1,000.00	$1,020.57	$4.27	0.85	181	365
Class Y	$1,000.00	$1,133.10	$3.98	$1,000.00	$1,021.06	$3.77	0.75	181	365

32

The Hartford Growth Opportunities Fund
Shareholder Meeting Results (Unaudited)

The following proposal was addressed and approved during the period at a special meeting of shareholders of The Hartford Fundamental Growth held on December 17, 2012.

Proposal to approve a Plan of Reorganization providing for the acquisition of all of the assets and liabilities of The Hartford Fundamental Growth Fund (the “Acquired Fund”) by the Fund (the “Acquiring Fund”) solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund.

Fund Name	For	Against	Abstain	Total Voted
The Hartford Fundamental Growth Fund	4,329,199.301	110,250.549	24,958.140	4,464,407.990

33

The Hartford Growth Opportunities Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Growth Opportunities Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the

34

The Hartford Growth Opportunities Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford Growth Opportunities Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Mid-cap Stock Risk: Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-GO13 4/13 113983 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD MUNICIPAL REAL RETURN FUND 2013 Semi Annual Report

The Hartford Municipal Real Return Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Municipal Real Return Fund inception 06/02/1986
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income exempt from federal income tax and after-tax inflation-adjusted total returns.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Municipal Real Return A#	0.79%	3.64%	2.95%	2.92%
Municipal Real Return A##		-1.03%	2.00%	2.45%
Municipal Real Return B#	0.42%	2.90%	2.18%	2.33%*
Municipal Real Return B##		-2.10%	1.84%	2.33%*
Municipal Real Return C#	0.42%	2.88%	2.18%	2.18%
Municipal Real Return C##		1.88%	2.18%	2.18%
Municipal Real Return I#	0.92%	3.89%	3.20%	3.09%
Municipal Real Return Y#	1.04%	3.93%	3.23%	3.15%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	1.50%	4.02%	5.53%	4.62%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, which used a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer serves as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Municipal Real Return Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Real Return Class A	0.87%	0.89%
Municipal Real Return Class B	1.62%	1.70%
Municipal Real Return Class C	1.62%	1.64%
Municipal Real Return Class I	0.62%	0.66%
Municipal Real Return Class Y	0.60%	0.60%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Timothy D. Haney, CFA	Brad W. Libby	Lindsay T. Politi
Vice President and Fixed Income Portfolio Manager	Vice President and Fixed Income Credit Analyst	Vice President and Fixed Income Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Municipal Real Return Fund returned 0.79%, before sales charge, for the six-month period ended April 30, 2012, underperforming the Fund’s benchmark, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 1.50% for the same period. The Fund also underperformed the 1.54% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

During the semi-annual period, fixed income assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off a fiscal cliff. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02% to 0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage Backed Securities, outperformed Treasuries on a duration-adjusted basis.

Municipal bonds outperformed duration-equivalent Treasuries over the most recent quarter, despite continued concerns over municipal bankruptcies and downgrades. Michigan’s governor declared a fiscal state of emergency in Detroit and appointed an emergency manager tasked with bringing financial stability to the city. Spreads on Puerto Rican bonds widened following a series of downgrades on its General Obligation (GO) debt, which highlighted the Commonwealth’s fiscal instability and high level of unfunded pension liabilities. Most recently, a court determined that the city of Stockton, California was indeed insolvent and could have protection from creditors via a Chapter 9 bankruptcy. Despite these headlines, we continue to believe that widespread defaults are unlikely and that research will remain key to differentiating between winners and losers.

The Fund’s inflation overlay – which is implemented via CPI swap derivatives – was the primary detractor from benchmark-relative performance, as inflation expectations decreased over the period. An overweight allocation to High

3

The Hartford Municipal Real Return Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

Yield Revenue Bonds was also a detractor from benchmark-relative results. Within Investment Grade Revenue Bonds, an overweight allocation to the Health Care and Port, Airport and Marina sectors was a driver of positive performance as was security selection in the Health Care, Education and Utilities sectors. Yield curve positioning was also a positive contributor to benchmark-relative returns.

What is the outlook?

We expect the U.S. economic momentum to remain positive, although ongoing U.S. fiscal issues continue to create uncertainty. We ended the period with a moderately procyclical risk posture. The municipal yield curve was somewhat flat relative to the United States Treasury curve, owing to strong demand on the long end during the period. Net new municipal bond supply is expected to remain subdued versus historic levels; meanwhile fund flows have continued to be strong. At the end of the period we favored a neutral to slightly long duration posture.

Our outlook for state GOs remains cautiously optimistic. Many states, though continuing to struggle with such issues as underfunded pension liabilities and rising Medicaid costs, have seen some improvement in their fiscal situations. We are slightly more negative on GOs of local issuers, which are likely to remain under stress. Budget sequestrations at the federal level are not expected to have a material impact on state and local municipalities in the near term; the spending cuts will take place gradually, and municipalities should have ample time to make modifications to their budgets. Revenue-bond fundamentals have strengthened recently, and we expect this trend to continue, especially in the special-tax, toll-road, airport, and health care sectors.

We ended the period underweight GOs, especially at the local municipality level. We ended the period overweight health care, toll roads, and airports. We favor essential service revenue bonds such as such as water, sewer, and electric utilities.

We expect headline inflation to rise in the next twelve months to the 2.00-2.25% range on the heels of modest economic growth. As a result, we ended the period with an inflation hedge in the place via CPI swaps on 81% of the portfolio on a duration weighted basis.

Distribution by Credit Quality

as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	3.8%
Aa / AA	32.4
A	43.5
Baa / BBB	7.6
Ba / BB	2.5
B	0.7
Unrated	6.3
Non-Debt Securities and Other Short-Term Instruments	2.7
Other Assets & Liabilities	0.5
Total	100.0%

*	Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings.

Diversification by Industry

as of April 30, 2013

Industry	Percentage of Net Assets
Airport Revenues	11.2%
General Obligations	15.0
Health Care/Services	13.1
Higher Education (Univ., Dorms, etc.)	6.0
Housing (HFA'S, etc.)	0.7
Miscellaneous	11.1
Pollution Control	3.1
Prerefunded	2.4
Public Facilities	1.0
Special Tax Assessment	2.8
Tax Allocation	2.9
Transportation	8.1
Utilities - Combined	0.5
Utilities - Electric	9.3
Utilities - Gas	0.9
Utilities - Water and Sewer	7.2
Waste Disposal	1.5
Short-Term Investments	2.7
Other Assets and Liabilities	0.5
Total	100.0%

4

The Hartford Municipal Real Return Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.8%
	Alabama - 1.9%
	Alabama State 21st Century Auth TOB Settlement Rev
$1,100	4.00%, 06/01/2016	$1,198
1,500	5.00%, 06/01/2017	1,724
	Mobile, AL, Industrial Development Board Pollution Obligor: Alabama Power Co
1,815	1.65%, 06/01/2034	1,849
		4,771
	Alaska - 0.5%
	Alaska Municipal Bond Bank Auth GO
375	5.75%, 09/01/2033	449
	Anchorage, AK, GO
610	5.25%, 08/01/2028	716
		1,165
	Arizona - 1.2%
	Arizona State Health Fac Auth Hospital System Rev
1,000	5.00%, 02/01/2020	1,156
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265	6.20%, 07/15/2032	271
	Sundance, AZ, Community Fac Dist
292	7.13%, 07/01/2027 ■	292
	Vistancia, AZ, Community Fac Dist GO
200	6.75%, 07/15/2022	201
	Yavapai County, AZ, IDA Hospital Facility
1,000	4.00%, 10/01/2014	1,050
		2,970
	California - 13.8%
	California State Communities DA Rev
570	0.97%, 04/01/2036 Δ	448
3,500	5.00%, 10/01/2022 - 11/01/2029	3,992
	California State Dept Water Resources Supply Rev
500	5.00%, 05/01/2022	593
	California State GO
1,000	5.00%, 10/01/2019	1,218
3,515	6.50%, 04/01/2033 ╦	4,364
	California State Health Fac FA Rev
1,110	5.88%, 08/15/2031	1,333
	California State Pollution Control FA
2,250	1.88%, 04/01/2025	2,291
	California State Public Works Board Lease Rev
1,500	5.25%, 10/01/2022	1,843
	California State Public Works Board, State University Trustees
170	6.13%, 04/01/2029	204
	California Statewide Community DA, Windrush School
250	0.00%, 07/01/2037 ●	—
	Chula Vista, CA, Industrial Development Rev
2,000	1.65%, 07/01/2018	2,033
	El Dorado, CA, Irrigation Dist
300	5.38%, 08/01/2024	348
	Golden State Tobacco Securitization Agency
425	5.00%, 06/01/2017	483
	Huntington Park, CA, Public FA Rev
400	5.25%, 09/01/2019	429
	Los Angeles, CA, Airport Rev
1,100	5.00%, 01/01/2020	1,294
	Los Angeles, CA, Wastewater System Rev
2,000	5.00%, 06/01/2022	2,432
	Oakland, CA, Airport Rev
1,000	5.00%, 05/01/2026	1,137
	Palm Springs, CA, Community Redev Agency
535	5.50%, 09/01/2023	542
	San Bernardino, CA, Community College Dist GO
500	6.38%, 08/01/2026	642
	San Diego, CA, Redev Agency, Centre City Sub Pkg
200	5.25%, 09/01/2026	200
	San Francisco City & County, CA, Redev FA
1,120	6.50%, 08/01/2032	1,305
	Santa Cruz County, CA, Redev Agency
665	6.63%, 09/01/2029	781
	Southern California State Public Power Auth
500	5.00%, 07/01/2023	593
	Temecula, CA, Redev Agency Tax Allocation Rev
240	5.63%, 12/15/2038	245
	Torrance, CA, USD GO
1,500	5.50%, 08/01/2025	1,822
	Tuolumne, CA, Wind Proj Auth Rev
1,000	5.88%, 01/01/2029	1,196
	Ventura County, CA, Certificates of Participation
1,250	5.63%, 08/15/2027	1,437
	Washington Township, CA, Health Care Dist Rev
1,000	6.00%, 07/01/2029	1,139
		34,344
	Colorado - 0.6%
	Denver, CO, City & County Airport Rev
600	5.00%, 11/15/2015	663
	University of Colorado Enterprise Rev
600	5.75%, 06/01/2028	732
		1,395
	Connecticut - 0.9%
	Bridgeport, CT, GO
610	4.00%, 08/15/2014	638
	Connecticut State DA Pollution Control Rev
1,490	1.55%, 05/01/2031	1,499
		2,137
	Delaware - 0.6%
	Delaware State Transportation Auth
1,180	5.00%, 07/01/2025	1,396

	District of Columbia - 1.9%
	District of Columbia University Rev
3,000	5.25%, 04/01/2034	3,521
	Metropolitan Washington, DC, Airport Auth System Rev
1,035	5.00%, 10/01/2022	1,268
		4,789

The accompanying notes are an integral part of these financial statements.

5

The Hartford Municipal Real Return Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.8% - (continued)
	Florida - 8.0%
	Broward County, FL, Airport System Rev
$2,935	5.00%, 10/01/2014 - 10/01/2021	$3,331
	Colonial Country Club Community Development Dist, Capital Improvement Rev
440	6.40%, 05/01/2033	444
	Greater Orlando, FL, Aviation Auth
2,500	5.00%, 10/01/2021 - 10/01/2024	2,983
	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc
2,000	6.25%, 09/01/2027	2,243
	Jacksonville, FL, Sales Tax Rev
640	5.00%, 10/01/2018	757
	JEA, FL, St Johns River Power Park System Rev
815	5.00%, 10/01/2016	934
	Miami Beach, FL, Health Fac Auth
190	5.00%, 11/15/2020	216
	Miami-Dade County, FL, Aviation Rev
900	4.00%, 10/01/2017	1,005
1,000	5.00%, 10/01/2018	1,181
	Miami-Dade County, FL, Educational Fac Auth
2,000	5.75%, 04/01/2028	2,207
	Palm Beach County, FL, School Board
955	5.00%, 08/01/2025	1,133
	River Bend Community Development Dist, Capital Improvement Rev
880	0.00%, 11/01/2015 ●	202
	Tampa Bay, FL, Regional Water Supply Auth
2,000	5.00%, 10/01/2019	2,465
	Village, FL Community Development Dist #5
760	6.50%, 05/01/2033	768
		19,869
	Georgia - 4.5%
	Atlanta, GA, Airport Passenger Fac Charge Rev
2,000	5.00%, 01/01/2023	2,368
	Atlanta, GA, Water & Wastewater Rev
1,500	6.00%, 11/01/2022	1,892
	Burke County, GA, DA
2,000	1.25%, 01/01/2052	2,022
	Floyd County, GA, DA
2,000	0.85%, 07/01/2022 Δ	2,016
	Fulton County, GA, School Dist GO
1,105	5.38%, 01/01/2018	1,329
	Fulton County, GA, Water & Sewer Rev FGIC Part (Prerefunded with State & Local Gov't Securities)
410	6.38%, 01/01/2014	427
	Georgia Municipal Electric Auth, Power Rev (Prerefunded with US Gov't Securities)
55	6.50%, 01/01/2017	59
	Georgia State Municipal Elec Auth
945	6.50%, 01/01/2017	1,045
		11,158
	Hawaii - 0.2%
	Hawaii State Harbor System Rev
500	5.38%, 01/01/2020	521

	Idaho - 0.7%
	Idaho State Bond Bank Auth Rev
1,470	5.63%, 09/15/2026	1,775

	Illinois - 6.8%
	Chicago, IL, O'Hare International Airport Rev
1,350	5.00%, 01/01/2014 - 01/01/2023	1,516
1,000	5.25%, 01/01/2027	1,028
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
1,725	0.00%, 03/01/2037 ●	776
	Huntley, IL, Special Service #9
1,500	5.10%, 03/01/2028	1,673
	Illinois State FA Rev
1,440	4.00%, 06/01/2047	1,429
1,000	5.00%, 11/15/2042	1,090
	Illinois State GO
1,000	1.50%, 06/15/2021	1,003
1,000	5.00%, 01/01/2022	1,122
2,000	5.25%, 01/01/2021	2,377
	Illinois State Toll Highway Auth
1,060	5.00%, 01/01/2023 - 01/01/2027 ☼	1,254
	Railsplitter, IL, Tobacco Settlement Auth
1,000	5.50%, 06/01/2023	1,219
	Springfield, IL, Water Rev
500	5.25%, 03/01/2026	583
	Wauconda, IL, Special Service Area #1 Special Tax Liberty Lakes Proj
948	6.63%, 03/01/2033	968
	Yorkville, IL, United City Special Service Area Tax Raintree Village Proj
899	6.88%, 03/01/2033	918
		16,956
	Indiana - 3.4%
	Indiana State FA Hospital Rev
2,000	6.75%, 03/01/2035	2,108
	Indiana State Housing & Community DA
1,555	4.55%, 07/01/2027	1,623
	Indianapolis, IN, Airport Auth Rev
1,650	5.10%, 01/15/2017	1,865
	University of Southern Indiana
1,070	5.00%, 10/01/2022 - 10/01/2023	1,236
	Whiting, IN, Environmental Fac Rev
1,570	2.80%, 06/01/2044	1,605
		8,437
	Kentucky - 1.0%
	Louisville & Jefferson County, KY
1,220	1.65%, 10/01/2033 Δ	1,246
	Louisville & Jefferson County, KY Metropolitan Government Rev
1,085	5.00%, 12/01/2023	1,306
		2,552
	Louisiana - 1.9%
	Louisiana State Citizens Property PSFG Corp
1,475	5.00%, 06/01/2016	1,653

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.8% - (continued)
	Louisiana - 1.9% - (continued)
	Louisiana State Office Fac Corp Lease Rev
$2,500	5.00%, 11/01/2021	$3,025
		4,678
	Massachusetts - 1.0%
	Massachusetts State Development Fin Agency Rev
1,000	2.25%, 12/01/2041	1,034
200	5.00%, 07/01/2014	209
	Massachusetts State PA
1,260	4.00%, 07/01/2014	1,312
		2,555
	Michigan - 1.8%
	Detroit, MI, Water Supply System Ref Rev
1,750	6.50%, 07/01/2015	1,888
	Grand Valley, MI, State University Rev
1,500	5.50%, 12/01/2027	1,691
	Wayne County, MI, Airport Auth Rev
800	5.00%, 12/01/2015	885
		4,464
	Minnesota - 1.5%
	Rosemount, MN, ISD GO
1,950	5.70%, 04/01/2015 ○	1,926
	St Paul, MN, PA Lease Rev
500	5.00%, 12/01/2019	502
	University of Minnesota (Prerefunded with State & Local Gov't Securities)
1,000	5.75%, 07/01/2018	1,229
		3,657
	Missouri - 0.4%
	Branson Hills, MO, Infrastructure Fac
650	5.50%, 04/01/2027	500
	Stone Canyon, MO, Community Improvement Dist Rev
1,000	0.00%, 04/01/2027 ⌂●	520
		1,020
	Nebraska - 0.9%
	Central Plains, NE, Energy Proj Gas Rev
1,000	5.00%, 09/01/2015	1,084
	Washington County NE Wastewater Solid Waste Disposal Facilities Rev
1,240	1.38%, 09/01/2030	1,241
		2,325
	Nevada - 1.9%
	Clark County, NV, School Dist GO
1,000	5.00%, 06/15/2020	1,092
	Nevada State GO
2,870	5.00%, 08/01/2019	3,511
		4,603
	New Jersey - 1.4%
	New Jersey State Econ DA
1,000	4.88%, 09/15/2019	1,028
	New Jersey State Econ DA Lease Rev
1,000	5.00%, 09/01/2021	1,210
	South Jersey, NJ, Port Corp
1,200	4.00%, 01/01/2015	1,259
		3,497
	New Mexico - 0.1%
	Cabezon, NM, Public Improvement Dist
365	5.20%, 09/01/2015	371

	New York - 9.0%
	Metropolitan Transportation Auth, NY, Rev
1,000	5.00%, 11/15/2024	1,210
3,000	5.25%, 11/15/2023	3,632
	New York City, NY, Industrial Development Agency
170	5.00%, 07/01/2013	171
	New York City, NY, Transitional FA Rev
1,000	5.00%, 11/01/2022	1,258
	New York State Dormitory Auth Rev
1,000	5.00%, 03/15/2022	1,236
	New York State Dormitory Auth Rev Obligor: Mount Saint Mary College
400	5.00%, 07/01/2027	403
	New York State Dormitory Auth Rev Obligor: Teacher's College
2,000	5.38%, 03/01/2029	2,242
	New York State Dormitory Auth, Upstate Community College
250	5.25%, 07/01/2021	264
	New York State Thruway Auth
3,000	5.00%, 01/01/2016 - 04/01/2021	3,669
	New York, NY, GO
2,000	5.00%, 08/01/2019	2,441
1,000	6.25%, 10/15/2028	1,242
	Newburth, NY, GO
1,255	5.00%, 06/15/2017 - 06/15/2018	1,388
	Ulster County, NY, IDA Kingston Regional Senior Living Proj
4,475	6.00%, 09/15/2027	3,146
		22,302
	North Carolina - 0.4%
	Mecklenburg County, NC, Certificate of Participation School Improvements
795	5.00%, 02/01/2024	927

	North Dakota - 0.9%
	North Dakota State FA
1,750	5.00%, 10/01/2022	2,174

	Ohio - 4.2%
	American Municipal Power-Ohio Inc Rev
2,800	5.00%, 02/15/2019	3,332
	Cultural Sports Fac Building Projects
2,090	5.00%, 04/01/2022	2,594
	Cuyahoga, OH, Community College Dist
1,200	5.00%, 08/01/2027	1,384
	Hamilton, OH, School Dist Improvement GO
1,270	6.15%, 12/01/2016	1,492
	Ohio State Solid Waste Rev
1,500	2.25%, 11/01/2022	1,549
		10,351
	Oklahoma - 1.0%
	Norman, OK, Regional Hospital Auth Rev
2,310	5.25%, 09/01/2019	2,534

	Oregon - 0.2%
	Port of Portland, OR, Airport Rev
500	5.00%, 07/01/2015	546

The accompanying notes are an integral part of these financial statements.

7

The Hartford Municipal Real Return Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 96.8% - (continued)
	Other U.S. Territories - 1.9%
	Guam Government Business Privilege Tax Rev
$1,500	5.00%, 01/01/2027	$1,711
	Guam Government Power Auth Rev
2,000	5.00%, 10/01/2021 - 10/01/2023	2,381
	University Virgin Islands
270	5.13%, 12/01/2022	290
225	5.25%, 12/01/2023 - 12/01/2024	242
		4,624
	Pennsylvania - 3.1%
	Beaver County, PA, Development Auth Rev
1,000	2.70%, 04/01/2035 Δ	1,021
	Monroeville, PA, FA University of Pittsburg Medical Center Rev
700	4.00%, 02/15/2015 - 02/15/2016	756
	Pennsylvania State Turnpike Commission Rev
665	6.00%, 06/01/2028	791
	Philadelphia, PA, GO
1,000	5.25%, 08/01/2019	1,161
	Pittsburgh, PA, School Dist GO
2,320	5.00%, 09/01/2021 - 09/01/2023	2,801
	Susquehanna, PA, Regional Airport Auth System Rev
1,000	5.00%, 01/01/2018	1,098
		7,628
	Rhode Island - 0.7%
	Cranston, RI, GO
1,410	5.00%, 07/01/2018	1,622

	Tennessee - 0.4%
	Johnson City, TN, Health & Educational Fac Board Hospital Rev
1,000	5.50%, 07/01/2031	1,071

	Texas - 10.0%
	Dallas-Fort Worth, TX, International Airport Rev
750	5.00%, 11/01/2023	866
	Denton, TX, ISD GO
1,750	2.13%, 08/01/2042	1,799
	Houston, TX, Utility System Rev
2,000	6.00%, 11/15/2036	2,389
	Kerrville, TX, Health Fac Development Corp Hospital Rev
935	5.00%, 08/15/2015	1,008
	Love Field, TX, Airport Modernization Corp Special Fac Rev
1,000	5.00%, 11/01/2015	1,075
	Lower Colorado River Auth Rev (Prerefunded with State & Local Gov't Securities)
1,965	7.25%, 05/15/2037	2,240
	North Texas Tollway Auth Rev
1,055	1.95%, 01/01/2038	1,083
1,000	5.00%, 09/01/2023	1,214
3,000	6.00%, 01/01/2025	3,542
	Northside, TX, ISD
2,000	1.00%, 06/01/2032	2,021
	San Antonio, TX, Airport System Rev
1,000	5.00%, 07/01/2016	1,123
	San Antonio, TX, Electric & Gas Rev
2,500	2.00%, 12/01/2027	2,589
	Tarrant County, TX, Culturall Education Fac
1,000	6.25%, 11/15/2029	1,189
	Texas State Municipal Gas Acquisition & Supply Cor
1,000	5.25%, 12/15/2017	1,145
	Texas State Transportation Commission Turnpike System Rev
635	1.25%, 08/15/2042	640
	Travis County, TX, Health Fac, Querencia Barton Creek Project
1,000	5.65%, 11/15/2035	1,034
		24,957
	Vermont - 0.2%
	Vermont State Econ DA Waste
600	4.75%, 04/01/2036 ■	602

	Virginia - 0.8%
	Virginia State Resources Auth Infrastructure
500	5.00%, 11/01/2024	591
	Virginia Tobacco Settlement Funding Corp (Prerefunded with US Gov't Securities)
1,300	5.50%, 06/01/2026 ‡	1,380
		1,971
	Washington - 3.2%
	FYI Properties, WA, Lease Rev
2,285	5.50%, 06/01/2034	2,587
	Grant County, WA, Utility Dist #2
3,260	5.00%, 01/01/2020 - 01/01/2021	3,861
	Washington State, Health Care Fac Auth
1,175	5.00%, 10/01/2042	1,404
		7,852
	West Virginia - 2.4%
	West Virginia State Econ DA Lease Rev
3,785	5.00%, 06/01/2018 - 06/01/2020	4,494
	West Virginia State Econ DA Solid Waste Disposal Fac
1,500	2.25%, 01/01/2041	1,519
		6,013
	Wisconsin - 1.5%
	Wisconsin State GO
125	5.75%, 05/01/2033	150
865	6.00%, 05/01/2036	1,048
	Wisconsin State Health & Educational Fac Auth Rev
2,265	5.00%, 02/15/2026	2,609
		3,807
	Total municipal bonds
	(cost $228,427)	$240,386

	Total long-term investments
	(cost $228,427)	$240,386

The accompanying notes are an integral part of these financial statements.

8

			Market Value ╪
SHORT-TERM INVESTMENTS - 2.7%
	Investment Pools and Funds - 2.7%
6,607	JP Morgan Tax Free Money Market Fund		$6,607

	Total short-term investments
	(cost $6,607)		$6,607

	Total investments
	(cost $235,034) ▲	99.5%	$246,993
	Other assets and liabilities	0.5%	1,328
	Total net assets	100.0%	$248,321

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	Also represents cost for tax purposes.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

●	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $2,205 of cash as collateral in connection with swap contracts.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2013.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $894, which represents 0.4% of total net assets.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $1,189 at April 30, 2013.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
04/2007	$1,000	Stone Canyon, MO, Community Improvement Dist Rev, 0.00%, 04/01/2027	$990

At April 30, 2013, the aggregate value of these securities was $520, which represents 0.2% of total net assets.

Interest Rate Swap Contracts Outstanding at April 30, 2013

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
BCLY	1.98% Fixed	CPURNSA 229.35	$8,750	09/11/14	$–	$(30)	$(30)
BCLY	2.09% Fixed	CPURNSA 231.37	25,350	12/14/15	–	(222)	(222)
BCLY	2.22% Fixed	CPURNSA 226.79	21,775	04/05/15	–	(299)	(299)
BCLY	2.65% Fixed	CPURNSA 219.28	10,500	03/04/18	–	(275)	(275)
BCLY	2.75% Fixed	CPURNSA 219.24	7,000	03/03/21	–	(202)	(202)
BCLY	2.98% Fixed	CPURNSA 219.41	5,750	03/08/26	–	(295)	(295)
BOA	2.45% Fixed	CPURNSA 226.34	7,800	03/22/17	–	(161)	(161)
CBK	2.34% Fixed	CPURNSA 232.04	4,925	04/15/18	–	(33)	(33)
CSI	2.48% Fixed	CPURNSA 230.54	4,925	01/23/18	–	(66)	(66)

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Real Return Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Interest Rate Swap Contracts Outstanding at April 30, 2013  - (continued)

Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount *	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CSI	2.82% Fixed	CPURNSA 230.07	$2,500	02/08/23	$–	$(57)	$(57)
DEUT	1.40% Fixed	CPURNSA 226.04	7,000	10/07/14	–	69	69
DEUT	2.34% Fixed	CPURNSA 231.06	7,725	11/21/17	–	(79)	(79)
DEUT	2.40% Fixed	CPURNSA 226.02	7,800	03/12/17	–	(135)	(135)
JPM	2.33% Fixed	CPURNSA 225.91	7,000	09/30/21	–	84	84
JPM	2.34% Fixed	CPURNSA 219.28	3,600	03/04/14	–	(26)	(26)
JPM	2.75% Fixed	CPURNSA 219.24	7,000	03/03/21	–	(202)	(202)
JPM	2.97% Fixed	CPURNSA 220.69	6,800	04/14/26	–	(335)	(335)
UBS	2.07% Fixed	CPURNSA 229.92	9,925	07/19/17	–	4	4
UBS	2.65% Fixed	CPURNSA 219.28	5,250	03/04/18	–	(138)	(138)
UBS	2.71% Fixed	CPURNSA 220.65	1,750	04/13/16	–	(54)	(54)
UBS	2.75% Fixed	CPURNSA 219.24	7,000	03/03/21	–	(202)	(202)
UBS	2.79% Fixed	CPURNSA 220.65	7,800	04/13/18	–	(297)	(297)
UBS	2.95% Fixed	CPURNSA 219.38	5,750	03/07/26	–	(257)	(257)
					$–	$(3,208)	$(3,208)

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
UBS	UBS AG

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Municipal Bond Abbreviations:
DA	Development Authority
FA	Finance Authority
FGIC	Financial Guaranty Insurance Company
GO	General Obligation
IDA	Industrial Development Authority
ISD	Independent School District
PA	Port Authority
PSFG	Public School Fund Guarantee
Rev	Revenue
TOB	Tender Option Bond
USD	United School District

The accompanying notes are an integral part of these financial statements.

10

The Hartford Municipal Real Return Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	240,386	–	240,386	–
Short-Term Investments	6,607	6,607	–	–
Total	$246,993	$6,607	$240,386	$–
Interest Rate Swaps *	157	–	157	–
Total	$157	$–	$157	$–
Liabilities:
Interest Rate Swaps *	3,365	–	3,365	–
Total	$3,365	$–	$3,365	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Real Return Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $235,034)	$246,993
Cash	2,205	*
Unrealized appreciation on swap contracts	157
Receivables:
Fund shares sold	769
Dividends and interest	2,884
Other assets	58
Total assets	253,066
Liabilities:
Unrealized depreciation on swap contracts	3,365
Payables:
Investment securities purchased	1,179
Fund shares redeemed	82
Investment management fees	20
Dividends	59
Distribution fees	14
Accrued expenses	26
Total liabilities	4,745
Net assets	$248,321
Summary of Net Assets:
Capital stock and paid-in-capital	$282,101
Undistributed net investment income	16
Accumulated net realized loss	(42,547)
Unrealized appreciation of investments	8,751
Net assets	$248,321

Shares authorized	19,300,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$9.69/$10.15
Shares outstanding	15,414
Net assets	$149,388
Class B: Net asset value per share	$9.61
Shares outstanding	304
Net assets	$2,918
Class C: Net asset value per share	$9.64
Shares outstanding	4,990
Net assets	$48,089
Class I: Net asset value per share	$9.71
Shares outstanding	2,281
Net assets	$22,160
Class Y: Net asset value per share	$9.67
Shares outstanding	2,666
Net assets	$25,766

*	Cash of $2,205 was pledged as collateral for open swap contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Real Return Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Interest	$4,082
Total investment income	4,082

Expenses:
Investment management fees	624
Transfer agent fees	57
Class A	39
Class B	2
Class C	11
Class I	6
Class Y	—
Distribution fees
Class A	191
Class B	15
Class C	238
Custodian fees	4
Accounting services fees	20
Registration and filing fees	36
Board of Directors' fees	3
Audit fees	6
Other expenses	15
Total expenses (before waivers and fees paid indirectly)	1,210
Expense waivers	(19)
Custodian fee offset	—
Total waivers and fees paid indirectly	(19)
Total expenses, net	1,191
Net Investment Income	2,891
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	881
Net realized loss on swap contracts	(209)
Net Realized Gain on Investments and Other Financial Instruments	672
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	131
Net unrealized depreciation of swap contracts	(1,792)
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(1,661)
Net Loss on Investments and Other Financial Instruments	(989)
Net Increase in Net Assets Resulting from Operations	$1,902

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Real Return Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$2,891	$6,824
Net realized gain on investments and other financial instruments	672	7,650
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,661)	5,938
Net Increase in Net Assets Resulting from Operations	1,902	20,412
Distributions to Shareholders:
From net investment income
Class A	(1,854)	(4,326)
Class B	(26)	(91)
Class C	(402)	(1,002)
Class I	(254)	(496)
Class Y	(358)	(932)
Total distributions	(2,894)	(6,847)
Capital Share Transactions:
Class A	(7,907)	11,842
Class B	(569)	(1,298)
Class C	(1,506)	4,045
Class I	2,157	8,527
Class Y	(1,678)	(3,767)
Net increase (decrease) from capital share transactions	(9,503)	19,349
Net Increase (Decrease) in Net Assets	(10,495)	32,914
Net Assets:
Beginning of period	258,816	225,902
End of period	$248,321	$258,816
Undistributed (distribution in excess of) net investment income (loss)	$16	$19

The accompanying notes are an integral part of these financial statements.

14

The Hartford Municipal Real Return Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Municipal Real Return Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the

15

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Company's Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

16

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income is accrued on the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the

17

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. Normally, dividends from net investment income are declared daily and paid monthly. Dividends from realized capital gains, if any, are paid at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

18

a)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swap Contracts – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or inflation benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of April 30, 2013.

19

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts	$157	$—	$—	$—	$—	$—	$157
Total	$157	$—	$—	$—	$—	$—	$157

Liabilities:
Unrealized depreciation on swap contracts	$3,365	$—	$—	$—	$—	$—	$3,365
Total	$3,365	$—	$—	$—	$—	$—	$3,365

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on swap contracts	$(209)	$—	$—	$—	$—	$—	$(209)
Total	$(209)	$—	$—	$—	$—	$—	$(209)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$(1,792)	$—	$—	$—	$—	$—	$(1,792)
Total	$(1,792)	$—	$—	$—	$—	$—	$(1,792)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

20

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Tax Exempt Income †	$6,867	$9,598
Ordinary Income	6	45

†  The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$85
Accumulated Capital Losses *	(43,219)
Unrealized Appreciation †	10,412
Total Accumulated Deficit	$(32,722)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net

21

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund had no reclassifications.

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$18,856
2017	16,621
2018	6,088
2019	1,654
Total	$43,219

During the year ended October 31, 2012, the Fund utilized $7,650 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

22

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.50%
On next $500 million	0.45%
On next $1.5 billion	0.44%
On next $2.5 billion	0.43%
On next $5 billion	0.42%
Over $10 billion	0.41%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class Y
0.85%	1.60%	1.60%	0.60%	0.60%

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	0.85%
Class B	1.60%
Class C	1.60%
Class I	0.60%
Class Y	0.57%

23

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

e)	Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $226 and contingent deferred sales charges of $13 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$24,079
Sales Proceeds Excluding U.S. Government Obligations	30,850

24

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	1,905	175	(2,893)	—	(813)	4,701	414	(3,858)	—	1,257
Amount	$18,576	$1,701	$(28,184)	$—	$(7,907)	$44,550	$3,936	$(36,644)	$—	$11,842
Class B
Shares	2	2	(63)	—	(59)	13	8	(158)	—	(137)
Amount	$17	$24	$(610)	$—	$(569)	$117	$79	$(1,494)	$—	$(1,298)
Class C
Shares	559	31	(745)	—	(155)	1,416	83	(1,075)	—	424
Amount	$5,414	$296	$(7,216)	$—	$(1,506)	$13,432	$788	$(10,175)	$—	$4,045
Class I
Shares	952	21	(749)	—	224	1,576	42	(718)	—	900
Amount	$9,299	$205	$(7,347)	$—	$2,157	$15,008	$398	$(6,879)	$—	$8,527
Class Y
Shares	5	29	(207)	—	(173)	45	76	(516)	—	(395)
Amount	$52	$285	$(2,015)	$—	$(1,678)	$425	$724	$(4,916)	$—	$(3,767)
Total
Shares	3,423	258	(4,657)	—	(976)	7,751	623	(6,325)	—	2,049
Amount	$33,358	$2,511	$(45,372)	$—	$(9,503)	$73,532	$5,925	$(60,108)	$—	$19,349

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	11	$103
For the Year Ended October 31, 2012	21	$196

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

11.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced

25

The Hartford Municipal Real Return Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

12.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

26

[This page intentionally left blank]

27

The Hartford Municipal Real Return Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
A	$9.73	$0.12	$(0.04)	$0.08	$(0.12)	$–	$–	$(0.12)	$9.69
B	9.65	0.08	(0.04)	0.04	(0.08)	–	–	(0.08)	9.61
C	9.68	0.08	(0.04)	0.04	(0.08)	–	–	(0.08)	9.64
I	9.75	0.13	(0.04)	0.09	(0.13)	–	–	(0.13)	9.71
Y	9.70	0.13	(0.03)	0.10	(0.13)	–	–	(0.13)	9.67

For the Year Ended October 31, 2012 (G)
A	9.20	0.27	0.54	0.81	(0.28)	–	–	(0.28)	9.73
B	9.13	0.21	0.52	0.73	(0.21)	–	–	(0.21)	9.65
C	9.15	0.20	0.54	0.74	(0.21)	–	–	(0.21)	9.68
I	9.22	0.29	0.54	0.83	(0.30)	–	–	(0.30)	9.75
Y	9.18	0.30	0.52	0.82	(0.30)	–	–	(0.30)	9.70

For the Year Ended October 31, 2011
A(H)	9.50	0.41	(0.30)	0.11	(0.41)	–	–	(0.41)	9.20
B	9.43	0.34	(0.30)	0.04	(0.34)	–	–	(0.34)	9.13
C	9.46	0.34	(0.31)	0.03	(0.34)	–	–	(0.34)	9.15
I	9.52	0.43	(0.30)	0.13	(0.43)	–	–	(0.43)	9.22
Y	9.48	0.43	(0.30)	0.13	(0.43)	–	–	(0.43)	9.18

For the Year Ended October 31, 2010
A	9.11	0.43	0.40	0.83	(0.44)	–	–	(0.44)	9.50
B	9.04	0.36	0.40	0.76	(0.37)	–	–	(0.37)	9.43
C	9.07	0.36	0.40	0.76	(0.37)	–	–	(0.37)	9.46
I	9.13	0.46	0.39	0.85	(0.46)	–	–	(0.46)	9.52
Y	9.09	0.46	0.39	0.85	(0.46)	–	–	(0.46)	9.48

For the Year Ended October 31, 2009
A	8.67	0.43	0.44	0.87	(0.43)	–	–	(0.43)	9.11
B	8.61	0.36	0.44	0.80	(0.37)	–	–	(0.37)	9.04
C	8.63	0.37	0.44	0.81	(0.37)	–	–	(0.37)	9.07
I	8.69	0.45	0.45	0.90	(0.46)	–	–	(0.46)	9.13
Y	8.65	0.45	0.45	0.90	(0.46)	–	–	(0.46)	9.09

For the Year Ended October 31, 2008 (G)
A	10.88	0.48	(2.21)	(1.73)	(0.48)	–	–	(0.48)	8.67
B	10.80	0.39	(2.17)	(1.78)	(0.41)	–	–	(0.41)	8.61
C	10.83	0.39	(2.18)	(1.79)	(0.41)	–	–	(0.41)	8.63
I	10.90	0.48	(2.18)	(1.70)	(0.51)	–	–	(0.51)	8.69
Y	10.86	0.50	(2.20)	(1.70)	(0.51)	–	–	(0.51)	8.65

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Not annualized.
(F)	Annualized.
(G)	Per share amounts have been calculated using average shares outstanding method.
(H)	Class L was merged into Class A on August 5, 2011.

28

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

0.79	%(E)	$149,388	0.87	%(F)	0.85	%(F)	2.42	%(F)	10%
0.42	(E)	2,918	1.70	(F)	1.60	(F)	1.67	(F)	–
0.42	(E)	48,089	1.61	(F)	1.60	(F)	1.67	(F)	–
0.92	(E)	22,160	0.63	(F)	0.60	(F)	2.67	(F)	–
1.04	(E)	25,766	0.57	(F)	0.57	(F)	2.70	(F)	–

8.87		157,918	0.87		0.85		2.89		61
8.03		3,497	1.68		1.60		2.18		–
8.11		49,791	1.62		1.60		2.13		–
9.12		20,061	0.64		0.60		3.07		–
9.08		27,549	0.58		0.58		3.18		–

1.28		137,766	0.90		0.85		4.52		29
0.54		4,565	1.70		1.60		3.75		–
0.43		43,214	1.64		1.60		3.72		–
1.53		10,671	0.64		0.60		4.71		–
1.54		29,686	0.60		0.60		4.73		–

9.26		156,092	0.86		0.85		4.69		19
8.53		7,376	1.67		1.60		3.94		–
8.50		47,918	1.62		1.60		3.94		–
9.52		8,343	0.62		0.60		4.93		–
9.59		33,050	0.57		0.57		4.97		–

10.48		151,639	0.89		0.85		4.96		46
9.62		8,623	1.70		1.60		4.21		–
9.72		42,730	1.65		1.60		4.23		–
10.74		6,899	0.65		0.60		5.24		–
10.79		33,239	0.59		0.59		5.22		–

(16.40)		113,542	0.94		0.85		4.63		77
(16.97)		5,223	1.75		1.60		3.87		–
(17.02)		27,234	1.70		1.60		3.89		–
(16.16)		4,705	0.66		0.60		4.89		–
(16.22)		18,238	0.65		0.60		4.87		–

29

The Hartford Municipal Real Return Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

30

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

31

The Hartford Municipal Real Return Fund
Directors and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32

The Hartford Municipal Real Return Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,007.90	$4.24	$1,000.00	$1,020.58	$4.26	0.85%	181	365
Class B	$1,000.00	$1,004.20	$7.96	$1,000.00	$1,016.85	$8.01	1.60	181	365
Class C	$1,000.00	$1,004.20	$7.96	$1,000.00	$1,016.85	$8.01	1.60	181	365
Class I	$1,000.00	$1,009.20	$2.99	$1,000.00	$1,021.82	$3.01	0.60	181	365
Class Y	$1,000.00	$1,010.40	$2.84	$1,000.00	$1,021.97	$2.85	0.57	181	365

33

The Hartford Municipal Real Return Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Municipal Real Return Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with

34

the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

The Hartford Municipal Real Return Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Muni Bond Risk: Municipal securities are subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), call risk (the risk that an investment may be redeemed early), and risks related to changes in the tax-exempt status of the securities.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

AMT Risk: Income from the Fund may be subject to income tax, including the Alternative Minimum Tax.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

36

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-MRR13 4/13 113995 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD SMALLCAP GROWTH FUND 2013 Semi Annual Report

The Hartford SmallCap Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford SmallCap Growth Fund inception 01/04/1988
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
SmallCap Growth A#	16.24%	16.51%	9.43%	10.73%
SmallCap Growth A##		10.10%	8.20%	10.11%
SmallCap Growth B#	15.86%	15.67%	8.69%	10.00%*
SmallCap Growth B##		10.67%	8.40%	10.00%*
SmallCap Growth C#	15.85%	15.65%	8.58%	9.90%
SmallCap Growth C##		14.65%	8.58%	9.90%
SmallCap Growth I#	16.47%	16.90%	9.65%	10.87%
SmallCap Growth R3#	16.18%	16.31%	9.13%	10.73%
SmallCap Growth R4#	16.32%	16.65%	9.42%	10.91%
SmallCap Growth R5#	16.48%	17.00%	9.74%	11.12%
SmallCap Growth Y#	16.54%	17.09%	9.82%	11.18%
Russell 2000 Growth Index	16.60%	15.67%	7.81%	10.53%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Class R3, R4 and R5 share performance prior to that date reflects Class Y share performance and operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. (The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, American Stock Exchange and Nasdaq.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford SmallCap Growth Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*
	Net	Gross
SmallCap Growth Class A	1.40%	1.48%
SmallCap Growth Class B	2.15%	2.44%
SmallCap Growth Class C	2.15%	2.17%
SmallCap Growth Class I	1.11%	1.11%
SmallCap Growth Class R3	1.60%	1.67%
SmallCap Growth Class R4	1.30%	1.32%
SmallCap Growth Class R5	1.00%	1.05%
SmallCap Growth Class Y	0.89%	0.89%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
Mammen Chally, CFA	David J. Elliot, CFA
Vice President and Equity Portfolio Manager	Vice President, Co-Director of Quantitative Investments, Director of Quantitative Portfolio Management and Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford SmallCap Growth Fund returned 16.24%, before sales charge, for the six-month period ended April 30, 2013, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 16.60%. For the same period, the Fund outperformed the average return of the Lipper Small-Cap Growth Funds peer group 13.64%, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

Small cap (+17%) stocks outperformed large cap stocks (+14%) during the period, as measured by the Russell 2000 and S&P 500 Indices, respectively. All 10 sectors in the Russell 2000 Growth Index had positive returns during the period. The Financials (+22%), Health Care (+19%), and Industrials (+19%) sectors performed best, while Utilities (+3%), Energy (+10%), and Materials (+11%) lagged on a relative basis.

The Fund’s underperformance relative to the benchmark was partially a result of weak stock selection in the Information Technology, Financials, and Consumer Staples sectors. Conversely, stock selection was strong within the Health Care, Consumer Discretionary, and Industrials sectors. Sector allocation, primarily an indirect result of bottom-up security selection, detracted during the period in part because of an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Energy sector. A modest cash position also detracted from relative results during this upward trending equity market.

The top relative detractors included Rigel Pharmaceuticals (Health Care), LivePerson (Information Technology), and our underweight position in Isis Pharmaceuticals, which performed well during the period (Health Care). Energy XXI Bermuda (Energy) was among the Fund’s top detractors on an absolute basis. Shares of Rigel Pharmaceutical, a US-based drug developer focused on treatments for inflammatory, autoimmune and muscular diseases, declined during the period as a result of challenges in trials of its drug Fostamatinib. LivePerson provides online engagement solutions that facilitate real-time assistance. Shares declined following soft earnings guidance and news the company would acquire Australian cloud

3

The Hartford SmallCap Growth Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

communication solution provider Engage. Our underweight position in Isis Pharmaceuticals, a stock that increased during the period, hindered the Fund’s relative performance. The stock rose based on the progress of mipomersan, an antisense therapeutic for familial hypercholesterolemia, which was approved under the brand name Kynamro.

The top contributors to relative performance were Fifth & Pacific (Consumer Discretionary), Cirrus Logic (Information Technology), Bloomin’ Brands (Consumer Discretionary), and Medicines (Health Care). Top absolute contributors included Alkermes (Health Care). Fifth & Pacific is a designer of retail-based premium apparel and accessories brands. Results exceeded market expectations with new data indicating a stabilization of corporate costs and strong wholesale growth at Kate Spade and Lucky Jeans. The Fund’s relative results benefited by not holding Cirrus Logic, a benchmark-constituent that plummeted during the period. The company designs and manufactures integrated circuits in products enabling mass storage, audio and precision data conversion. Shares of restaurant company Bloomin’ Brands, whose brands include the Outback Steakhouse chain, surged during the period. Restaurant stocks as a group have been volatile in the recent past. The market seemed to perceive Bloomin’s recent results more favorably than those of its competitors. Shares of Alkermes gained after the company announced positive phase two test results for its depression drug. We maintained our position and continue to believe the company's pipeline of new drugs and long-duration portfolio of existing treatments should support a higher valuation.

What is the outlook?

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework to build a portfolio of stocks we believe are attractive. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions.

The Fund ended the period overweight Industrials and underweight Telecommunication Services relative to the Russell 2000 Growth Index.

Diversification by Industry
as of April 30, 2013
Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	1.2%
Banks (Financials)	2.2
Capital Goods (Industrials)	12.5
Commercial and Professional Services (Industrials)	3.1
Consumer Durables and Apparel (Consumer Discretionary)	3.8
Consumer Services (Consumer Discretionary)	5.1
Diversified Financials (Financials)	1.6
Energy (Energy)	5.4
Food and Staples Retailing (Consumer Staples)	1.4
Food, Beverage and Tobacco (Consumer Staples)	1.3
Health Care Equipment and Services (Health Care)	8.0
Household and Personal Products (Consumer Staples)	1.6
Insurance (Financials)	1.2
Materials (Materials)	4.4
Media (Consumer Discretionary)	0.1
Other Investment Pools and Funds (Financials)	0.8
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	12.6
Real Estate (Financials)	2.8
Retailing (Consumer Discretionary)	5.8
Semiconductors and Semiconductor Equipment (Information Technology)	1.4
Software and Services (Information Technology)	15.3
Technology Hardware and Equipment (Information Technology)	3.5
Telecommunication Services (Services)	0.3
Transportation (Industrials)	2.4
Utilities (Utilities)	0.6
Short-Term Investments	1.9
Other Assets and Liabilities	(0.3)
Total	100.0%

4

The Hartford SmallCap Growth Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.6%
	Automobiles and Components - 1.2%
16	Cooper Tire & Rubber Co.	$401
11	Dana Holding Corp.	189
71	Tenneco Automotive, Inc. ●	2,761
13	Winnebago Industries, Inc. ●	242
		3,593
	Banks - 2.2%
116	Boston Private Financial Holdings, Inc.	1,122
11	EverBank Financial Corp.	178
47	First Merchants Corp.	758
43	Flushing Financial Corp.	652
53	Ocwen Financial Corp. ●	1,944
91	Umpqua Holdings Corp.	1,097
18	Wintrust Financial Corp.	659
		6,410
	Capital Goods - 12.5%
24	A.O. Smith Corp.	1,815
25	AAON, Inc.	708
26	Acuity Brands, Inc.	1,909
78	Altra Holdings, Inc.	2,090
1	American Science & Engineering, Inc.	45
31	Applied Industrial Technologies, Inc.	1,305
7	Argan, Inc.	120
49	Astronics Corp. ●	1,357
6	Astronics Corp. Class B ●	162
37	AZZ, Inc.	1,573
46	Belden, Inc.	2,257
28	Chart Industries, Inc. ●	2,343
2	CIRCOR International, Inc.	71
9	Dycom Industries, Inc. ●	168
19	Esterline Technologies Corp. ●	1,415
43	Franklin Electric Co., Inc.	1,405
4	Gencorp, Inc. ●	50
4	Generac Holdings, Inc.	129
64	GrafTech International Ltd. ●	457
45	Heico Corp.	1,963
28	Lennox International, Inc.	1,746
22	Lindsay Corp.	1,713
28	Meritor, Inc. ●	164
1	Middleby Corp. ●	179
27	Moog, Inc. Class A ●	1,227
20	Mueller Water Products, Inc.	121
5	National Presto Industries, Inc.	383
25	Nordson Corp.	1,766
3	Nortek, Inc. ●	208
33	Polypore International, Inc. ●	1,374
34	Sun Hydraulics Corp.	1,117
55	Taser International, Inc. ●	480
22	Teledyne Technologies, Inc. ●	1,687
6	Trex Co., Inc. ●	273
54	Trimas Corp. ●	1,649
17	USG Corp. ●	434
2	Woodward, Inc.	83
21	Xerium Technologies, Inc. ●	196
		36,142
	Commercial and Professional Services - 3.1%
4	Barrett Business Services, Inc.	201
2	Brink's Co.	64
60	Deluxe Corp.	2,294
12	Enernoc, Inc. ●	212
38	Exponent, Inc.	1,980
54	GP Strategies Corp. ●	1,194
3	Herman Miller, Inc.	65
5	HNI Corp.	158
4	Insperity, Inc.	108
7	Kforce, Inc.	110
5	Mine Safety Appliances Co.	254
60	On Assignment, Inc. ●	1,464
8	RPX Corp. ●	109
32	Steelcase, Inc.	411
10	Sykes Enterprises, Inc. ●	157
4	United Stationers, Inc.	117
		8,898
	Consumer Durables and Apparel - 3.8%
44	Arctic Cat, Inc. ●	1,979
9	Blyth, Inc.	150
21	Brunswick Corp.	658
5	Cherokee, Inc.	70
93	Fifth & Pacific Cos., Inc. ●	1,914
122	Leapfrog Enterprises, Inc. ●	1,090
5	Movado Group	157
13	Oxford Industries, Inc.	757
7	Polaris Industries, Inc.	567
27	Smith & Wesson Holding Corp. ●	233
52	Steven Madden Ltd. ●	2,513
5	Sturm Ruger & Co., Inc.	246
24	Taylor Morrison Home Corp. ●	606
		10,940
	Consumer Services - 5.1%
8	American Public Education, Inc. ●	268
115	Bloomin' Brands, Inc. ●	2,499
2	Bob Evans Farms, Inc.	65
18	Bridgepoint Education, Inc. ●	193
46	Brinker International, Inc.	1,783
27	Buffalo Wild Wings, Inc. ●	2,461
12	Capella Education Co. ●	439
5	Cheesecake Factory, Inc.	187
49	Del Frisco's Restaurant Group, Inc. ●	830
15	Domino's Pizza, Inc.	800
17	Grand Canyon Education, Inc. ●	442
74	Ignite Restaurant Group, Inc. ●	1,299
34	Marriott Vacations Worldwide Corp. ●	1,561
15	Multimedia Games Holding Co., Inc. ●	363
39	Sotheby's Holdings	1,380
5	Strayer Education, Inc.	251
		14,821
	Diversified Financials - 1.6%
1	Credit Acceptance Corp. ●	60
94	DFC Global Corp. ●	1,268
14	Encore Capital Group, Inc. ●	385
7	Financial Engines, Inc.	240
12	Greenhill & Co., Inc.	559
17	Portfolio Recovery Associates, Inc. ●	2,113
1	World Acceptance Corp. ●	115
		4,740
	Energy - 5.4%
22	Alon USA Energy, Inc.	364
17	Basic Energy Services, Inc. ●	231

The accompanying notes are an integral part of these financial statements.

5

The Hartford SmallCap Growth Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.6% - (continued)
	Energy - 5.4% - (continued)
2	Contango ORE, Inc.	$90
26	CVR Energy, Inc. ●	1,276
74	Energy XXI (Bermuda) Ltd.	1,676
37	EPL Oil & Gas, Inc. ●	1,214
1	Geospace Technologies Corp. ●	101
10	Goodrich Petroleum Corp. ●	126
26	Gulfport Energy Corp. ●	1,382
170	ION Geophysical Corp. ●	1,058
18	Mitcham Industries, Inc. ●	264
39	PBF Energy, Inc.	1,173
16	Pioneer Energy Services Corp. ●	112
102	Rentech, Inc.	211
5	REX American Resources Corp. ●	86
86	Rex Energy Corp. ●	1,385
50	Rosetta Resources, Inc. ●	2,151
30	SemGroup Corp. ●	1,537
19	Synergy Resources Corp. ●	130
39	Vaalco Energy, Inc. ●	262
22	W&T Offshore, Inc.	257
18	Western Refining, Inc.	563
		15,649
	Food and Staples Retailing - 1.4%
44	Casey's General Stores, Inc.	2,528
55	Natural Grocers by Vitamin Cottage, Inc. ●	1,379
78	Rite Aid Corp. ●	207
		4,114
	Food, Beverage and Tobacco - 1.3%
1	Boston Beer Co., Inc. Class A ●	85
17	Cal-Maine Foods, Inc.	717
84	Darling International, Inc. ●	1,560
10	J&J Snack Foods Corp.	780
2	Lancaster Colony Corp.	126
32	Pilgrim's Pride Corp. ●	311
2	Sanderson Farms, Inc.	141
		3,720
	Health Care Equipment and Services - 8.0%
4	ABIOMED, Inc. ●	67
6	Accretive Health, Inc. ●	65
29	Accuray, Inc. ●	125
3	Align Technology, Inc. ●	89
6	Alliance HealthCare Services, Inc. ●	74
7	AMN Healthcare Services, Inc. ●	102
2	Analogic Corp.	119
8	Anika Therapeutics, Inc. ●	104
1	athenahealth, Inc. ●	106
4	Atrion Corp.	764
4	Cantel Medical Corp.	136
6	Centene Corp. ●	283
3	Chemed Corp.	229
13	Computer Programs & Systems, Inc.	656
21	Corvel Corp. ●	981
40	Cyberonics, Inc. ●	1,740
107	Dexcom, Inc. ●	1,748
65	Globus Medical, Inc. ●	982
83	HealthSouth Corp. ●	2,273
12	Heartware International, Inc. ●	1,206
40	ICU Medical, Inc. ●	2,382
2	Magellan Health Services, Inc. ●	87
15	Masimo Corp.	305
166	Merge Healthcare, Inc. ●	519
6	Molina Healthcare, Inc. ●	186
9	Natus Medical, Inc. ●	110
15	Orthofix International N.V. ●	496
30	Owens & Minor, Inc.	970
34	Quality Systems, Inc.	613
12	STERIS Corp.	483
5	SurModics, Inc. ●	124
51	U.S. Physical Therapy, Inc.	1,219
65	Vascular Solutions, Inc. ●	1,039
40	Volcano Corp. ●	813
33	Wellcare Health Plans, Inc. ●	1,896
1	West Pharmaceutical Services, Inc.	89
		23,180
	Household and Personal Products - 1.6%
46	Elizabeth Arden, Inc. ●	1,894
3	Inter Parfums, Inc.	84
9	Medifast, Inc. ●	246
25	Nu Skin Enterprises, Inc. Class A	1,272
33	Prestige Brands Holdings, Inc. ●	887
5	Usana Health Sciences, Inc. ●	260
		4,643
	Insurance - 1.2%
39	Amerisafe, Inc.	1,274
4	AmTrust Financial Services, Inc.	114
6	Employers Holdings, Inc.	127
22	First American Financial Corp.	597
5	Greenlight Capital Re Ltd. Class A ●	130
8	Meadowbrook Insurance Group, Inc.	65
32	Protective Life Corp.	1,235
		3,542
	Materials - 4.4%
5	American Vanguard Corp.	144
9	Axiall Corp.	472
2	Balchem Corp.	100
18	Chemtura Corp. ●	391
18	Flotek Industries, Inc. ●	294
7	Gold Resource Corp.	75
164	Graphic Packaging Holding Co. ●	1,234
155	Headwaters, Inc. ●	1,682
2	LSB Industries, Inc. ●	59
17	Minerals Technologies, Inc.	683
6	Myers Industries, Inc.	90
2	Newmarket Corp.	573
70	Olin Corp.	1,697
91	Omnova Solutions, Inc. ●	609
81	PolyOne Corp.	1,826
2	Quaker Chemical Corp.	105
12	Schweitzer-Mauduit International, Inc.	467
36	Silgan Holdings, Inc.	1,720
20	SunCoke Energy, Inc. ●	309
33	Verso Paper Corp. ●	40
		12,570
	Media - 0.1%
12	Belo Corp. Class A	124
4	ReachLocal, Inc. ●	67
6	Sinclair Broadcast Group, Inc. Class A	147
		338

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.6% - (continued)
	Pharmaceuticals, Biotechnology and Life Sciences - 12.6%
41	Acorda Therapeutics, Inc. ●	$1,631
18	Agenus, Inc. ●	88
93	Alkermes plc ●	2,839
42	Amicus Therapeutics, Inc. ●	137
10	Arena Pharmaceuticals, Inc. ●	85
88	Aveo Pharmaceuticals, Inc. ●	451
99	BioDelivery Sciences International, Inc. ●	563
91	Bruker Corp. ●	1,609
138	Cadence Pharmaceuticals, Inc. ●	975
14	Cambrex Corp. ●	180
60	Cubist Pharmaceuticals, Inc. ●	2,738
16	Cumberland Pharmaceuticals, Inc. ●	76
31	Emergent Biosolutions, Inc. ●	469
15	Endocyte, Inc. ●	207
203	Exelixis, Inc. ●	1,055
7	Genomic Health, Inc. ●	213
8	Hi-Technology Pharmacal Co., Inc.	264
76	Immunogen, Inc. ●	1,224
30	Impax Laboratories, Inc. ●	518
52	Incyte Corp. ●	1,155
91	Ironwood Pharmaceuticals, Inc. ●	1,389
8	Isis Pharmaceuticals, Inc. ●	168
85	Medicines Co. ●	2,875
79	Neurocrine Biosciences, Inc. ●	912
110	NPS Pharmaceuticals, Inc. ●	1,477
84	Optimer Pharmaceuticals, Inc. ●	1,293
11	Orexigen Therapeutics, Inc. ●	69
45	PAREXEL International Corp. ●	1,839
94	PDL Biopharma, Inc.	727
3	Pharmacyclics, Inc. ●	277
16	Pozen, Inc. ●	78
26	Puma Biotechnology, Inc. ●	848
6	Questcor Pharmaceuticals, Inc.	176
7	Repros Therapeutics, Inc. ●	146
132	Rigel Pharmaceuticals, Inc. ●	632
38	Salix Pharmaceuticals Ltd. ●	1,988
29	Santarus, Inc. ●	527
41	Sciclone Pharmaceuticals, Inc. ●	195
58	Seattle Genetics, Inc. ●	2,152
36	Sunesis Pharmaceuticals, Inc. ●	202
28	Synergy Pharmaceuticals, Inc. ●	145
44	Tesaro, Inc. ●	1,212
10	Threshold Pharmaceuticals, Inc. ●	50
87	Trius Therapeutics, Inc. ●	609
14	Zogenix, Inc. ●	24
		36,487
	Real Estate - 2.8%
56	Altisource Residential Corp. ●	1,066
18	Apollo Residential Mortgage, Inc. REIT	394
42	Colonial Properties Trust REIT	985
40	Coresite Realty Corp. REIT	1,457
27	Felcor Lodging Trust, Inc. REIT ●	160
102	Glimcher Realty Trust REIT	1,280
70	Inland Real Estate Corp. REIT	796
17	Omega Healthcare Investors, Inc. REIT	569
119	Sunstone Hotel Investors, Inc. REIT ●	1,478
		8,185
	Retailing - 5.8%
6	ANN, Inc. ●	177
95	Ascena Retail Group, Inc. ●	1,758
10	Blue Nile, Inc. ●	336
16	Buckle (The), Inc.	762
37	Core-Mark Holding Co., Inc.	1,921
29	DSW, Inc.	1,946
4	Express, Inc. ●	64
10	Francescas Holding Corp. ●	294
24	Group 1 Automotive, Inc.	1,461
2	Hibbett Sports, Inc. ●	93
36	HSN, Inc.	1,882
9	Lumber Liquidators Holdings, Inc. ●	705
62	Mattress Firm Holding Corp. ●	2,386
10	Overstock.com, Inc. ●	214
15	Penske Automotive Group, Inc.	473
27	PetMed Express, Inc.	333
53	rue21, Inc. ●	1,705
3	Shutterfly, Inc. ●	129
		16,639
	Semiconductors and Semiconductor Equipment - 1.4%
46	Entropic Communications, Inc. ●	197
36	Kulicke & Soffa Industries, Inc. ●	414
15	MEMC Electronic Materials, Inc. ●	82
230	Mindspeed Technologies, Inc. ●	527
68	Nanometrics, Inc. ●	953
11	Silicon Image, Inc. ●	56
5	SunPower Corp. ●	73
40	Ultratech Stepper, Inc. ●	1,188
36	Volterra Semiconductor Corp. ●	472
		3,962
	Software and Services - 15.3%
60	Aspen Technology, Inc. ●	1,840
6	AVG Technologies N.V. ●	90
6	Blackhawk Network Holdings, Inc. ●	142
1	CACI International, Inc. Class A ●	53
9	Carbonite, Inc. ●	93
43	Cass Information Systems, Inc.	1,787
17	Commvault Systems, Inc. ●	1,276
30	CSG Systems International, Inc. ●	653
29	Dice Holdings, Inc. ●	242
29	Digital River, Inc. ●	417
42	Ebix, Inc.	785
42	Fair Isaac, Inc.	1,955
60	Fleetmatics Group Ltd. ●	1,403
44	Global Cash Access, Inc. ●	312
61	Heartland Payment Systems, Inc.	2,001
127	Higher One Holdings, Inc. ●	1,250
40	Imperva, Inc. ●	1,553
69	j2 Global, Inc.	2,795
76	Keynote Systems, Inc.	847
107	LivePerson, Inc. ●	1,369
3	Logmein, Inc. ●	63
11	Manhattan Associates, Inc. ●	800
12	MicroStrategy, Inc. ●	1,067
181	Mitek Systems, Inc. ●	965
68	Model N, Inc. ●	1,343
77	Netscout Systems, Inc. ●	1,767
8	Opentable, Inc. ●	421
88	PTC, Inc. ●	2,120
51	QLIK Technologies, Inc. ●	1,336

The accompanying notes are an integral part of these financial statements.

7

The Hartford SmallCap Growth Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.6% - (continued)
	Software and Services - 15.3% - (continued)
11	Rosetta Stone, Inc. ●	$193
149	Sapient Corp. ●	1,745
10	Solarwinds, Inc. ●	493
20	Solera Holdings, Inc.	1,151
21	Sourcefire, Inc. ●	995
19	Splunk, Inc. ●	786
2	Stamps.com, Inc. ●	64
65	Synacor, Inc. ●	190
7	Syntel, Inc.	417
25	TiVo, Inc. ●	295
15	Travelzoo, Inc. ●	386
41	Tyler Corp. ●	2,615
11	Unisys Corp. ●	211
14	ValueClick, Inc. ●	444
42	WEX, Inc. ●	3,159
32	XO Group, Inc. ●	363
		44,252
	Technology Hardware and Equipment - 3.5%
37	Arris Group, Inc. ●	617
83	Aruba Networks, Inc. ●	1,861
18	Calix, Inc. ●	156
18	Ciena Corp. ●	262
15	Coherent, Inc.	824
22	Comtech Telecommunications Corp.	548
3	Cray, Inc. ●	64
9	Interdigital, Inc.	404
70	Oplink Communications, Inc. ●	1,152
36	Plantronics, Inc.	1,564
5	Plexus Corp. ●	127
52	STEC, Inc. ●	189
13	Synaptics, Inc. ●	544
114	Ubiquiti Networks, Inc.	1,760
		10,072
	Telecommunication Services - 0.3%
14	Boingo Wireless, Inc. ●	88
21	IDT Corp. Class B	305
52	Iridium Communications, Inc. ●	351
13	Leap Wireless International, Inc. ●	75
8	magicJack VocalTec Ltd. ●	129
		948
	Transportation - 2.4%
13	Alaska Air Group, Inc. ●	826
90	Avis Budget Group, Inc. ●	2,585
43	Hawaiian Holdings, Inc. ●	236
28	Marten Transport Ltd.	567
2	Park-Ohio Holdings Corp. ●	66
20	Republic Airways Holdings, Inc. ●	219
9	SkyWest, Inc.	134
10	Spirit Airlines, Inc. ●	262
23	Swift Transportation Co. ●	320
70	Werner Enterprises, Inc.	1,617
		6,832
	Utilities - 0.6%
2	Otter Tail Power Co.	63
30	UNS Energy Corp.	1,507
		1,570
	Total common stocks
	(cost $233,080)	$282,247

EXCHANGE TRADED FUNDS - 0.8%
	Other Investment Pools and Funds - 0.8%
22	iShares Russell 2000 Growth Index Fund	$2,326

	Total exchange traded funds
	(cost $2,306)	$2,326

	Total long-term investments (cost $235,386)	$284,573

SHORT-TERM INVESTMENTS - 1.9%
Repurchase Agreements - 1.9%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $220, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $224)
$220	0.17%, 4/30/2013	$220
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $599, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$611)
599	0.15%, 4/30/2013	599
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,153, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $1,176)
1,153	0.15%, 4/30/2013	1,153
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $1,602, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $1,634)
1,602	0.14%, 4/30/2013	1,602
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $288, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $294)
288	0.17%, 4/30/2013	288
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $976, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $996)
976	0.14%, 4/30/2013	976
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $686, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $700)
686	0.17%, 4/30/2013	686

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.9% - (continued)
Repurchase Agreements - 1.9% - (continued)
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $12, collateralized by U.S. Treasury Note 3.88%, 2018, value of $13)
$12	0.13%, 4/30/2013		$12
			5,536
	Total short-term investments
	(cost $5,536)		$5,536

	Total investments
	(cost $240,922) ▲	100.3%	$290,109
	Other assets and liabilities	(0.3)%	(853)
	Total net assets	100.0%	$289,256

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $243,205 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$59,449
Unrealized Depreciation	(12,545)
Net Unrealized Appreciation	$46,904

●	Non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

9

The Hartford SmallCap Growth Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$282,247	$282,247	$–	$–
Exchange Traded Funds	2,326	2,326	–	–
Short-Term Investments	5,536	–	5,536	–
Total	$290,109	$284,573	$5,536	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

10

The Hartford SmallCap Growth Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $240,922)	$290,109
Cash	1
Receivables:
Investment securities sold	4,153
Fund shares sold	488
Dividends and interest	64
Other assets	83
Total assets	294,898
Liabilities:
Payables:
Investment securities purchased	5,219
Fund shares redeemed	295
Investment management fees	39
Administrative fees	—
Distribution fees	12
Accrued expenses	77
Total liabilities	5,642
Net assets	$289,256
Summary of Net Assets:
Capital stock and paid-in-capital	$232,978
Distributions in excess of net investment loss	(1,433)
Accumulated net realized gain	8,524
Unrealized appreciation of investments	49,187
Net assets	$289,256

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$40.36/$42.71
Shares outstanding	4,452
Net assets	$179,687
Class B: Net asset value per share	$34.18
Shares outstanding	125
Net assets	$4,281
Class C: Net asset value per share	$33.84
Shares outstanding	512
Net assets	$17,311
Class I: Net asset value per share	$40.88
Shares outstanding	781
Net assets	$31,921
Class R3: Net asset value per share	$40.58
Shares outstanding	125
Net assets	$5,075
Class R4: Net asset value per share	$41.26
Shares outstanding	127
Net assets	$5,224
Class R5: Net asset value per share	$42.05
Shares outstanding	16
Net assets	$654
Class Y: Net asset value per share	$42.27
Shares outstanding	1,067
Net assets	$45,103

The accompanying notes are an integral part of these financial statements.

11

The Hartford SmallCap Growth Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,807
Interest	3
Total investment income	1,810

Expenses:
Investment management fees	1,082
Administrative services fees
Class R3	4
Class R4	3
Class R5	—
Transfer agent fees
Class A	247
Class B	13
Class C	17
Class I	24
Class R3	1
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	205
Class B	22
Class C	74
Class R3	10
Class R4	5
Custodian fees	5
Accounting services fees	21
Registration and filing fees	40
Board of Directors' fees	5
Audit fees	7
Other expenses	24
Total expenses (before waivers and fees paid indirectly)	1,809
Expense waivers	(39)
Transfer agent fee waivers	(18)
Commission recapture	(4)
Total waivers and fees paid indirectly	(61)
Total expenses, net	1,748
Net Investment Income	62
Net Realized Gain on Investments:
Net realized gain on investments in securities	11,257
Net Realized Gain on Investments	11,257
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	28,248
Net Changes in Unrealized Appreciation of Investments	28,248
Net Gain on Investments	39,505
Net Increase in Net Assets Resulting from Operations	$39,567

The accompanying notes are an integral part of these financial statements.

12

The Hartford SmallCap Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income (loss)	$62	$(1,538)
Net realized gain on investments	11,257	37,887
Net unrealized appreciation (depreciation) of investments	28,248	(11,816)
Net Increase in Net Assets Resulting from Operations	39,567	24,533
Capital Share Transactions:
Class A	419	(15,447)
Class B	(1,123)	(2,875)
Class C	1,800	(152)
Class I	7,337	9,820
Class R3	791	2,551
Class R4	607	567
Class R5	254	87
Class Y	(3,446)	(97,509)
Net increase (decrease) from capital share transactions	6,639	(102,958)
Net Increase (Decrease) in Net Assets	46,206	(78,425)
Net Assets:
Beginning of period	243,050	321,475
End of period	$289,256	$243,050
Undistributed (distribution in excess of) net investment income (loss)	$(1,433)	$(1,495)

The accompanying notes are an integral part of these financial statements.

13

The Hartford SmallCap Growth Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford SmallCap Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Comission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund’s portfolio managers are Mammen Chally (77.61%) and David J. Elliot (22.39%). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent

14

pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including

15

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class

16

specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund. Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

4.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

5.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund

17

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2012, are as follows:

Amount
Accumulated Capital Losses *	$(1,945)
Unrealized Appreciation †	18,656
Total Accumulated Earnings	$16,711

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$43
Accumulated Net Realized Gain (Loss)	119
Capital Stock and Paid-in-Capital	(162)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

18

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2017	$449
Total	$449

During the year ended October 31, 2012, the Fund utilized $38,421 of prior year capital loss carryforwards.

As of October 31, 2012, the Fund elected to defer the following Late-Year Ordinary Losses:

Amount
Ordinary Income	$1,496

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.90%
On next $150 million	0.80%
On next $250 million	0.70%
On next $4.5 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

19

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.40%
Class B	2.15%
Class C	2.14%
Class I	1.09%
Class R3	1.60%
Class R4	1.30%
Class R5	1.00%
Class Y	0.91%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $169 and contingent deferred sales charges of $2 from the Fund.

20

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero. These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

21

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

g)	Payment from Affiliates – On July 28, 2010, the Fund was reimbursed by HASCO $242 relating to a trading error.

The total return in the accompanying financial highlights includes a payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for trading error for the Year Ended October 31, 2010	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2010
Class A	0.14%	34.77%
Class B	0.16	33.70
Class C	0.16	33.76
Class I	0.14	35.13
Class L	0.14	35.07
Class Y	0.14	35.38
Class R3	0.14	34.43
Class R4	0.14	34.84
Class R5	0.14	35.25

7.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class R5	25%

8.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$106,250
Sales Proceeds Excluding U.S. Government Obligations	101,944

22

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	493	—	(489)	—	4	540	—	(1,027)	—	(487)
Amount	$18,493	$—	$(18,074)	$—	$419	$18,262	$—	$(33,709)	$—	$(15,447)
Class B
Shares	4	—	(40)	—	(36)	10	—	(111)	—	(101)
Amount	$145	$—	$(1,268)	$—	$(1,123)	$298	$—	$(3,173)	$—	$(2,875)
Class C
Shares	104	—	(49)	—	55	78	—	(84)	—	(6)
Amount	$3,319	$—	$(1,519)	$—	$1,800	$2,236	$—	$(2,388)	$—	$(152)
Class I
Shares	332	—	(142)	—	190	444	—	(148)	—	296
Amount	$12,851	$—	$(5,514)	$—	$7,337	$14,823	$—	$(5,003)	$—	$9,820
Class R3
Shares	33	—	(13)	—	20	100	—	(19)	—	81
Amount	$1,261	$—	$(470)	$—	$791	$3,199	$—	$(648)	$—	$2,551
Class R4
Shares	60	—	(47)	—	13	66	—	(48)	—	18
Amount	$2,334	$—	$(1,727)	$—	$607	$2,196	$—	$(1,629)	$—	$567
Class R5
Shares	9	—	(3)	—	6	3	—	—	—	3
Amount	$355	$—	$(101)	$—	$254	$95	$—	$(8)	$—	$87
Class Y
Shares	231	—	(315)	—	(84)	890	—	(3,877)	—	(2,987)
Amount	$9,090	$—	$(12,536)	$—	$(3,446)	$30,496	$—	$(128,005)	$—	$(97,509)
Total
Shares	1,266	—	(1,098)	—	168	2,131	—	(5,314)	—	(3,183)
Amount	$47,848	$—	$(41,209)	$—	$6,639	$71,605	$—	$(174,563)	$—	$(102,958)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	12	$463
For the Year Ended October 31, 2012	32	$1,069

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

23

The Hartford SmallCap Growth Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

24

[This page is intentionally left blank]

25

The Hartford SmallCap Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$34.72	$–		$5.64	$5.64	$–	$–	$–	$–	$40.36
B	29.50	(0.11)		4.79	4.68	–	–	–	–	34.18
C	29.21	(0.12)		4.75	4.63	–	–	–	–	33.84
I	35.10	0.04		5.74	5.78	–	–	–	–	40.88
R3	34.93	(0.05)		5.70	5.65	–	–	–	–	40.58
R4	35.47	–		5.79	5.79	–	–	–	–	41.26
R5	36.10	0.07		5.88	5.95	–	–	–	–	42.05
Y	36.27	0.10		5.90	6.00	–	–	–	–	42.27

For the Year Ended October 31, 2012 (E)
A	31.27	(0.22)		3.67	3.45	–	–	–	–	34.72
B	26.77	(0.40)		3.13	2.73	–	–	–	–	29.50
C	26.51	(0.40)		3.10	2.70	–	–	–	–	29.21
I	31.52	(0.11)		3.69	3.58	–	–	–	–	35.10
R3	31.53	(0.27)		3.67	3.40	–	–	–	–	34.93
R4	31.91	(0.19)		3.75	3.56	–	–	–	–	35.47
R5	32.38	(0.08)		3.80	3.72	–	–	–	–	36.10
Y	32.51	(0.06)		3.82	3.76	–	–	–	–	36.27

For the Year Ended October 31, 2011 (E)
A(H)	27.59	(0.29)		3.97	3.68	–	–	–	–	31.27
B	23.80	(0.40)		3.37	2.97	–	–	–	–	26.77
C	23.57	(0.40)		3.34	2.94	–	–	–	–	26.51
I	27.73	(0.14)		3.93	3.79	–	–	–	–	31.52
R3	27.87	(0.30)		3.96	3.66	–	–	–	–	31.53
R4	28.13	(0.20)		3.98	3.78	–	–	–	–	31.91
R5	28.46	(0.11)		4.03	3.92	–	–	–	–	32.38
Y	28.54	(0.07)		4.04	3.97	–	–	–	–	32.51

For the Year Ended October 31, 2010 (E)
A	20.45	(0.15	)(I)	7.27	7.14	–	–	–	–	27.59
B	17.78	(0.29	)(I)	6.29	6.02	–	–	–	–	23.80
C	17.60	(0.29	)(I)	6.24	5.97	–	–	–	–	23.57
I	20.50	(0.09	)(I)	7.30	7.23	–	–	–	–	27.73
R3	20.71	(0.22	)(I)	7.35	7.16	–	–	–	–	27.87
R4	20.84	(0.14	)(I)	7.40	7.29	–	–	–	–	28.13
R5	21.02	(0.06	)(I)	7.47	7.44	–	–	–	–	28.46
Y	21.06	(0.04	)(I)	7.49	7.48	–	–	–	–	28.54

For the Year Ended October 31, 2009
A	18.47	(0.05)		2.03	1.98	–	–	–	–	20.45
B	16.13	(0.11)		1.76	1.65	–	–	–	–	17.78
C	16.03	(0.17)		1.74	1.57	–	–	–	–	17.60
I	18.53	(0.05)		2.02	1.97	–	–	–	–	20.50
R3	18.79	(0.11)		2.03	1.92	–	–	–	–	20.71
R4	18.88	(0.09)		2.05	1.96	–	–	–	–	20.84
R5	18.99	(0.05)		2.08	2.03	–	–	–	–	21.02
Y	19.03	0.01		2.02	2.03	–	–	–	–	21.06

For the Year Ended October 31, 2008
A	33.57	(0.07)		(11.68)	(11.75)	–	(3.35)	–	(3.35)	18.47
B	29.93	(0.21)		(10.24)	(10.45)	–	(3.35)	–	(3.35)	16.13
C	29.85	(0.29)		(10.18)	(10.47)	–	(3.35)	–	(3.35)	16.03
I	33.64	(0.04)		(11.72)	(11.76)	–	(3.35)	–	(3.35)	18.53
R3	34.16	(0.12)		(11.90)	(12.02)	–	(3.35)	–	(3.35)	18.79
R4	34.26	(0.06)		(11.97)	(12.03)	–	(3.35)	–	(3.35)	18.88
R5	34.34	(0.02)		(11.98)	(12.00)	–	(3.35)	–	(3.35)	18.99
Y	34.38	0.02		(12.02)	(12.00)	–	(3.35)	–	(3.35)	19.03

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

16.24	%(F)	$179,687	1.46	%(G)	1.40	%(G)	–	%(G)	39%
15.86	(F)	4,281	2.48	(G)	2.15	(G)	(0.70	)(G)	–
15.85	(F)	17,311	2.14	(G)	2.14	(G)	(0.77	)(G)	–
16.47	(F)	31,921	1.09	(G)	1.09	(G)	0.22	(G)	–
16.18	(F)	5,075	1.63	(G)	1.60	(G)	(0.25	)(G)	–
16.32	(F)	5,224	1.32	(G)	1.30	(G)	0.02	(G)	–
16.48	(F)	654	1.05	(G)	1.00	(G)	0.37	(G)	–
16.54	(F)	45,103	0.91	(G)	0.91	(G)	0.52	(G)	–

11.03		154,415	1.48		1.40		(0.65)		73
10.20		4,747	2.44		2.15		(1.41)		–
10.18		13,343	2.17		2.15		(1.40)		–
11.36		20,730	1.11		1.11		(0.33)		–
10.78		3,672	1.67		1.60		(0.80)		–
11.16		4,053	1.32		1.30		(0.54)		–
11.49		345	1.05		1.00		(0.24)		–
11.57		41,745	0.89		0.89		(0.18)		–

13.34		154,303	1.48		1.40		(0.93)		70
12.48		7,018	2.39		2.15		(1.46)		–
12.47		12,285	2.18		2.15		(1.47)		–
13.67		9,312	1.10		1.10		(0.43)		–
13.13		763	1.69		1.60		(0.93)		–
13.44		3,059	1.30		1.30		(0.62)		–
13.77		227	1.03		1.00		(0.33)		–
13.91		134,508	0.89		0.89		(0.22)		–

34.91	(J)	53,548	1.62		1.40		(0.64)		137
33.86	(J)	8,398	2.59		2.15		(1.39)		–
33.92	(J)	11,084	2.34		2.15		(1.39)		–
35.27	(J)	5,384	1.23		1.15		(0.39)		–
34.57	(J)	367	1.77		1.63		(0.90)		–
34.98	(J)	2,831	1.38		1.33		(0.58)		–
35.39	(J)	132	1.09		1.05		(0.26)		–
35.52	(J)	93,908	0.95		0.95		(0.18)		–

10.72		45,036	1.89		1.07		(0.26)		84
10.23		8,042	2.97		1.50		(0.68)		–
9.79		9,800	2.60		1.87		(1.05)		–
10.63		4,456	1.37		1.08		(0.28)		–
10.22		192	1.85		1.65		(0.91)		–
10.38		1,868	1.42		1.35		(0.54)		–
10.69		1,321	1.12		1.05		(0.34)		–
10.67		8,042	1.02		1.02		0.04		–

(38.35)		78,279	1.64		1.20		(0.25)		103
(38.71)		8,645	2.51		1.83		(0.88)		–
(38.90)		10,472	2.25		2.10		(1.14)		–
(38.29)		3,159	1.17		1.15		(0.21)		–
(38.49)		9	2.08		1.46		(0.52)		–
(38.40)		1,298	1.28		1.28		(0.39)		–
(38.20)		44	1.03		1.03		(0.14)		–
(38.15)		30,361	0.89		0.89		0.06		–

27

The Hartford SmallCap Growth Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Class L was merged into Class A on August 5, 2011.
(I)	The impact of the Payment from Affiliate per share was $0.02 for Class A, Class B, Class C and Class I and $0.03 for Class R3, Class R4, Class R5 and ClassY.
(J)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

28

The Hartford SmallCap Growth Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

29

The Hartford SmallCap Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

30

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford SmallCap Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,162.40	$7.52	$1,000.00	$1,017.84	$7.02	1.40%	181	365
Class B	$1,000.00	$1,158.60	$11.53	$1,000.00	$1,014.11	$10.76	2.15	181	365
Class C	$1,000.00	$1,158.50	$11.48	$1,000.00	$1,014.16	$10.71	2.14	181	365
Class I	$1,000.00	$1,164.70	$5.86	$1,000.00	$1,019.38	$5.46	1.09	181	365
Class R3	$1,000.00	$1,161.80	$8.59	$1,000.00	$1,016.85	$8.01	1.60	181	365
Class R4	$1,000.00	$1,163.20	$6.98	$1,000.00	$1,018.34	$6.52	1.30	181	365
Class R5	$1,000.00	$1,164.80	$5.38	$1,000.00	$1,019.83	$5.02	1.00	181	365
Class Y	$1,000.00	$1,165.40	$4.90	$1,000.00	$1,020.27	$4.57	0.91	181	365

32

The Hartford SmallCap Growth Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford SmallCap Growth Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard,

33

The Hartford SmallCap Growth Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford SmallCap Growth Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Small-cap Stock Risk: Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Growth Investing Risk: Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

35

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-SCG13 4/13 113998 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

HARTFORDFUNDS

THE HARTFORD VALUE OPPORTUNITIES FUND 2013 Semi Annual Report

The Hartford Value Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions.

The Hartford Value Opportunities Fund inception 01/02/1996
(sub-advised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview 4/30/03 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class A which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 4/30/13)

	6 Month†	1 Year	5 year	10 year
Value Opportunities A#	18.27%	19.38%	6.44%	8.75%
Value Opportunities A##		12.82%	5.25%	8.14%
Value Opportunities B#	17.84%	18.50%	5.77%	8.28%*
Value Opportunities B##		13.50%	5.45%	8.28%*
Value Opportunities C#	17.86%	18.43%	5.63%	7.94%
Value Opportunities C##		17.43%	5.63%	7.94%
Value Opportunities I#	18.48%	19.69%	6.72%	8.95%
Value Opportunities R3#	18.15%	19.08%	6.18%	8.67%
Value Opportunities R4#	18.32%	19.49%	6.50%	8.88%
Value Opportunities R5#	18.52%	19.86%	6.83%	9.09%
Value Opportunities Y#	18.57%	19.73%	6.85%	9.15%
Russell 1000 Value Index	16.31%	21.80%	4.17%	8.42%
Russell 3000 Value Index	16.33%	21.64%	4.36%	8.56%

†	Not Annualized
#	Without sales charge
##	With sales charge
*	Class B shares convert to Class A shares after 8 years. The return shown reflects Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Classes B and C reflect a contingent deferred sales charge of 5.00% and 1.00%, respectively.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund's Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund's Class Y shares which had different operating expenses.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

Russell 3000 Value Index is an unmanaged index measuring the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.)

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Value Opportunities Fund
Manager Discussion
April 30, 2013 (Unaudited)

Operating Expenses*

	Net	Gross
Value Opportunities Class A	1.35%	1.50%
Value Opportunities Class B	2.10%	2.44%
Value Opportunities Class C	2.10%	2.17%
Value Opportunities Class I	1.10%	1.11%
Value Opportunities Class R3	1.55%	1.70%
Value Opportunities Class R4	1.25%	1.33%
Value Opportunities Class R5	0.95%	1.05%
Value Opportunities Class Y	0.90%	0.92%

*	As of the Fund's current prospectus dated March 1, 2013. Actual expenses may be higher. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2013.

Gross expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus. Net expenses are the Fund's total annual operating expenses shown in the Fund's most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund's gross expenses. Contractual reimbursements remain in effect until February 28, 2014 and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Portfolio Managers
James N. Mordy	David W. Palmer, CFA
Senior Vice President and Equity Portfolio Manager	Senior Vice President and Equity Portfolio Manager

How did the Fund perform?

The Class A shares of The Hartford Value Opportunities Fund returned 18.27%, before sales charge, for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the Russell 3000 Value Index, which returned 16.33% for the same period. The Fund also outperformed the 16.65% average return in the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities surged during the period, ending at an all-time high. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. U.S. housing data continued to provide evidence that the sector at the epicenter of the financial crisis could be a key engine of economic recovery in 2013. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

All ten sectors within the Russell 3000 Value Index posted positive returns during the period. Information Technology (+26.8%), Consumer Discretionary (+22.2%), and Consumer Staples (+19.4%) were top performers while Materials (+4.6%) and Energy (+7.9%) lagged on a relative basis.

Security selection was the primary driver of the Fund’s relative outperformance. Security selection was strongest within Financials, Health Care, and Energy and weakest in Information Technology, Consumer Discretionary, and Utilities. Sector allocation, a fall-out of the bottom-up stock selection process, also contributed to relative returns due primarily to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Information Technology.

The largest contributors to relative performance were Exxon Mobil (Energy), Best Buy (Consumer Discretionary), and Unum Group (Financials). Not owning benchmark component Exxon Mobil, a global integrated energy company, contributed to relative returns as shares fell after the company reported disappointing third quarter results related to its oil and gas production volumes. Shares of Best Buy, a U.S.-based consumer electronics and entertainment product retailer, rose during the period after the company reported earnings above expectations, giving investors reason to regain confidence in the business model. Shares of Unum Group, a benefits and disability insurer, rallied as management downplayed the need for additional provisioning against its long-term care exposure. Top contributors to absolute results also included Halliburton, a global oilfield services company, and Bank of America, a multinational bank and brokerage company.

The largest detractors from relative and absolute performance included VeriFone Systems (Information Technology),

3

The Hartford Value Opportunities Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

Barrick Gold (Materials), and Kohl’s (Consumer Discretionary). Shares of VeriFone Systems, a manufacturer of point-of-sale payment terminals, fell after the company missed revenue guidance due to execution missteps, customer delays, and share losses. Barrick Gold, a Canadian-based gold exploration and mining company, shares declined as the price of gold fell. Shares of Kohl’s, a national department store retailer, fell after the company reported weaker-than-expected earnings in the fourth quarter.

What is the outlook?

While the fiscal future of the U.S. continues to simmer unresolved on the political burner, equity markets have breathed a collective sigh of relief that the most dire predictions of sequestration gridlock have not come to pass. Investors have focused instead on the more pedestrian issues of corporate earnings, valuation, and returns. In that exercise, they have found encouragement, although we believe that the relative outperformance of Consumer Staples, Health Care, and Utilities suggests a current implied preference for stability, predictability, and yield.

At the end of the period, the Fund was most overweight Information Technology and Health Care and most underweight Financials, Consumer Discretionary, and Utilities relative to the benchmark.

Diversification by Industry

as of April 30, 2013

Industry (Sector)	Percentage of Net Assets
Automobiles and Components (Consumer Discretionary)	0.7%
Banks (Financials)	4.9
Capital Goods (Industrials)	4.8
Commercial and Professional Services (Industrials)	0.6
Consumer Durables and Apparel (Consumer Discretionary)	1.3
Consumer Services (Consumer Discretionary)	0.5
Diversified Financials (Financials)	9.2
Energy (Energy)	16.0
Food, Beverage and Tobacco (Consumer Staples)	4.7
Health Care Equipment and Services (Health Care)	4.6
Insurance (Financials)	8.2
Materials (Materials)	5.7
Pharmaceuticals, Biotechnology and Life Sciences (Health Care)	10.5
Real Estate (Financials)	2.6
Retailing (Consumer Discretionary)	2.8
Semiconductors and Semiconductor Equipment (Information Technology)	3.4
Software and Services (Information Technology)	5.2
Technology Hardware and Equipment (Information Technology)	4.8
Telecommunication Services (Services)	1.1
Transportation (Industrials)	2.8
Utilities (Utilities)	3.9
Short-Term Investments	1.6
Other Assets and Liabilities	0.1
Total	100.0%

4

The Hartford Value Opportunities Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3%
	Automobiles and Components - 0.7%
69	Ford Motor Co.	$942

	Banks - 4.9%
38	PNC Financial Services Group, Inc.	2,600
98	Wells Fargo & Co.	3,718
		6,318
	Capital Goods - 4.8%
9	AGCO Corp.	484
18	Boeing Co.	1,600
12	Dover Corp.	855
45	KBR, Inc.	1,363
12	PACCAR, Inc.	574
18	WESCO International, Inc. ●	1,283
		6,159
	Commercial and Professional Services - 0.6%
54	Knoll, Inc.	833

	Consumer Durables and Apparel - 1.3%
72	Vera Bradley, Inc. ●	1,641

	Consumer Services - 0.5%
23	DeVry, Inc.	640

	Diversified Financials - 9.2%
17	Ameriprise Financial, Inc.	1,301
173	Bank of America Corp.	2,133
29	Citigroup, Inc.	1,362
60	JP Morgan Chase & Co.	2,947
39	Julius Baer Group Ltd.	1,568
37	LPL Financial Holdings, Inc.	1,265
22	Nasdaq OMX Group, Inc.	646
11	Oaktree Capital Group LLC	582
74	Solar Cayman Ltd. ⌂■●†	5
		11,809
	Energy - 16.0%
23	Anadarko Petroleum Corp.	1,913
36	Baker Hughes, Inc.	1,614
70	Canadian Natural Resources Ltd. ADR	2,043
102	Cobalt International Energy, Inc. ●	2,836
31	Consol Energy, Inc.	1,038
57	Halliburton Co.	2,423
–	Inpex Corp.	658
108	Lone Pine Resources, Inc. ●	106
29	National Oilwell Varco, Inc.	1,891
22	Newfield Exploration Co. ●	486
6	Pioneer Natural Resources Co.	770
53	QEP Resources, Inc.	1,507
66	Southwestern Energy Co. ●	2,475
59	Trican Well Service Ltd.	766
		20,526
	Food, Beverage and Tobacco - 4.7%
18	Archer-Daniels-Midland Co.	613
58	Imperial Tobacco Group plc	2,082
124	Maple Leaf Foods, Inc. w/ Rights	1,643
32	Molson Coors Brewing Co.	1,669
		6,007
	Health Care Equipment and Services - 4.6%
32	Aetna, Inc.	1,821
44	Medtronic, Inc.	2,065
34	UnitedHealth Group, Inc.	2,019
		5,905
	Insurance - 8.2%
57	American International Group, Inc. ●	2,378
78	MetLife, Inc.	3,037
32	Principal Financial Group, Inc.	1,140
34	Reinsurance Group of America, Inc.	2,131
65	Unum Group	1,826
		10,512
	Materials - 5.7%
49	Barrick Gold Corp.	970
41	Cabot Corp.	1,530
13	Celanese Corp.	647
15	E.I. DuPont de Nemours & Co.	791
28	Mosaic Co.	1,694
27	Reliance Steel & Aluminum	1,724
		7,356
	Pharmaceuticals, Biotechnology and Life Sciences - 10.5%
45	Agilent Technologies, Inc.	1,854
114	Almirall S.A.	1,509
245	AVANIR Pharmaceuticals, Inc. ●	781
38	Daiichi Sankyo Co., Ltd.	749
93	Merck & Co., Inc.	4,358
11	Roche Holding AG	2,648
84	WuXi PharmaTech Cayman, Inc. ●	1,596
		13,495
	Real Estate - 2.6%
12	Boston Properties, Inc. REIT	1,258
13	Equity Lifestyle Properties, Inc. REIT	1,048
36	Hatteras Financial Corp. REIT	985
		3,291
	Retailing - 2.8%
64	Aeropostale, Inc. ●	931
572	Allstar Co. ⌂●†	1,025
15	Kohl's Corp.	716
29	Men's Wearhouse, Inc.	968
		3,640
	Semiconductors and Semiconductor Equipment - 3.4%
72	Intel Corp.	1,732
52	Skyworks Solutions, Inc. ●	1,152
90	Teradyne, Inc. ●	1,473
		4,357
	Software and Services - 5.2%
85	Activision Blizzard, Inc.	1,272
108	Booz Allen Hamilton Holding Corp.	1,637
19	Check Point Software Technologies Ltd. ADR ●	900
1	Google, Inc. ●	911
43	VeriFone Systems, Inc. ●	922
68	Western Union Co.	1,003
		6,645
	Technology Hardware and Equipment - 4.8%
18	Arrow Electronics, Inc. ●	706
122	Cisco Systems, Inc.	2,548
55	EMC Corp. ●	1,238
11	Harris Corp.	520
68	Juniper Networks, Inc. ●	1,122
		6,134

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Opportunities Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3% - (continued)
	Telecommunication Services - 1.1%
467	Vodafone Group plc	$1,424

	Transportation - 2.8%
85	Knight Transportation, Inc.	1,327
113	Toll Holdings Ltd.	667
19	United Parcel Service, Inc. Class B	1,612
		3,606
	Utilities - 3.9%
29	Entergy Corp.	2,097
272	Snam S.p.A.	1,341
51	Xcel Energy, Inc.	1,624
		5,062
	Total common stocks
	(cost $114,125)	$126,302

	Total long-term investments
	(cost $114,125)	$126,302

SHORT-TERM INVESTMENTS - 1.6%
Repurchase Agreements - 1.6%
	Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $80, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $82)
$80	0.17%, 4/30/2013	$80
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013 in the
amount of $219, collateralized by FHLMC
3.50%, 2042, FNMA 0.80% - 2.13%, 2015 -
2018, U.S. Treasury Bond 11.25%, 2015,
U.S. Treasury Note 0.75%, 2013, value of
	$223)
219	0.15%, 4/30/2013	219
	Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $421, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $430)
421	0.15%, 4/30/2013	421
	Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $585, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $597)
585	0.14%, 4/30/2013	585
	Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $105, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $107)
105	0.17%, 4/30/2013	105
	RBS Securities, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $357, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $364)
357	0.14%, 4/30/2013	357

	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $251, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $256)
251	0.17%, 4/30/2013		251
	UBS Securities, Inc. Repurchase Agreement (maturing on 05/01/2013 in the amount of $5, collateralized by U.S. Treasury Note 3.88%, 2018, value of $5)
5	0.13%, 4/30/2013		5
			2,023
	Total short-term investments
	(cost $2,023)		$2,023

	Total investments
	(cost $116,148) ▲	99.9%	$128,325
	Other assets and liabilities	0.1%	86
	Total net assets	100.0%	$128,411

The accompanying notes are an integral part of these financial statements.

6

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $117,300 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$16,328
Unrealized Depreciation	(5,303)
Net Unrealized Appreciation	$11,025

†	These securities were valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Company's Board of Directors. At April 30, 2013, the aggregate value of these securities was $1,030, which represents 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Non-income producing.

■	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these issues are determined to be liquid. At April 30, 2013, the aggregate value of these securities was $5, which rounds to zero percent of total net assets.

⌂	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2011	572	Allstar Co.	$338
03/2007	74	Solar Cayman Ltd. - 144A	22

At April 30, 2013, the aggregate value of these securities was $1,030, which represents 0.8% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
GBP	Buy	05/03/2013	BCLY	$193	$193	$–
GBP	Buy	05/02/2013	DEUT	9	9	–
						$–

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Opportunities Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
DEUT	Deutsche Bank Securities, Inc.

Currency Abbreviations:
GBP	British Pound

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Opportunities Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles and Components	$942	$942	$–	$–
Banks	6,318	6,318	–	–
Capital Goods	6,159	6,159	–	–
Commercial and Professional Services	833	833	–	–
Consumer Durables and Apparel	1,641	1,641	–	–
Consumer Services	640	640	–	–
Diversified Financials	11,809	10,236	1,568	5
Energy	20,526	19,868	658	–
Food, Beverage and Tobacco	6,007	3,925	2,082	–
Health Care Equipment and Services	5,905	5,905	–	–
Insurance	10,512	10,512	–	–
Materials	7,356	7,356	–	–
Pharmaceuticals, Biotechnology and Life Sciences	13,495	8,589	4,906	–
Real Estate	3,291	3,291	–	–
Retailing	3,640	2,615	–	1,025
Semiconductors and Semiconductor Equipment	4,357	4,357	–	–
Software and Services	6,645	6,645	–	–
Technology Hardware and Equipment	6,134	6,134	–	–
Telecommunication Services	1,424	–	1,424	–
Transportation	3,606	2,939	667	–
Utilities	5,062	3,721	1,341	–
Total	126,302	112,626	12,646	1,030
Short-Term Investments	2,023	–	2,023	–
Total	$128,325	$112,626	$14,669	$1,030
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–

♦	For the six-month period ended April 30, 2013, investments valued at $794 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

1)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).
2)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).
3)	Equity investments with no observable trading but a bid or close price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2012	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of April 30, 2013
Assets:
Common Stocks	$1,008	$—	$266	*	$—	$—	$(244)	$—	$—	$1,030
Total	$1,008	$—	$266		$—	$—	$(244)	$—	$—	$1,030

*	Change in unrealized appreciation (depreciation) in the current period relating to assets still held at April 30, 2013 was $266.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Opportunities Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $116,148)	$128,325
Cash	—
Unrealized appreciation on foreign currency contracts	—
Receivables:
Investment securities sold	1,952
Fund shares sold	153
Dividends and interest	113
Other assets	79
Total assets	130,622
Liabilities:
Payables:
Investment securities purchased	1,928
Fund shares redeemed	215
Investment management fees	16
Administrative fees	—
Distribution fees	7
Accrued expenses	45
Total liabilities	2,211
Net assets	$128,411
Summary of Net Assets:
Capital stock and paid-in-capital	$158,905
Undistributed net investment income	468
Accumulated net realized loss	(43,139)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	12,177
Net assets	$128,411

Shares authorized	27,000,000
Par value	$0.0001
Class A: Net asset value per share/Maximum offering price per share	$16.34/$17.29
Shares outstanding	5,927
Net assets	$96,850
Class B: Net asset value per share	$14.66
Shares outstanding	289
Net assets	$4,232
Class C: Net asset value per share	$14.59
Shares outstanding	649
Net assets	$9,470
Class I: Net asset value per share	$16.15
Shares outstanding	422
Net assets	$6,813
Class R3: Net asset value per share	$16.52
Shares outstanding	68
Net assets	$1,122
Class R4: Net asset value per share	$16.63
Shares outstanding	425
Net assets	$7,063
Class R5: Net asset value per share	$16.71
Shares outstanding	94
Net assets	$1,576
Class Y: Net asset value per share	$16.77
Shares outstanding	77
Net assets	$1,285

The accompanying notes are an integral part of these financial statements.

10

The Hartford Value Opportunities Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$1,326
Interest	1
Less: Foreign tax withheld	(28)
Total investment income	1,299

Expenses:
Investment management fees	466
Administrative services fees
Class R3	1
Class R4	5
Class R5	1
Transfer agent fees
Class A	135
Class B	11
Class C	11
Class I	4
Class R3	—
Class R4	—
Class R5	—
Class Y	—
Distribution fees
Class A	112
Class B	22
Class C	45
Class R3	3
Class R4	8
Custodian fees	4
Accounting services fees	8
Registration and filing fees	36
Board of Directors' fees	2
Audit fees	6
Other expenses	17
Total expenses (before waivers and fees paid indirectly)	897
Expense waivers	(57)
Transfer agent fee waivers	(8)
Commission recapture	(3)
Total waivers and fees paid indirectly	(68)
Total expenses, net	829
Net Investment Income	470
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	8,726
Net realized loss on foreign currency contracts	(22)
Net realized gain on other foreign currency transactions	18
Net Realized Gain on Investments and Foreign Currency Transactions	8,722
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	10,656
Net unrealized appreciation of foreign currency contracts	—
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	10,656
Net Gain on Investments and Foreign Currency Transactions	19,378
Net Increase in Net Assets Resulting from Operations	$19,848

The accompanying notes are an integral part of these financial statements.

11

The Hartford Value Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income	$470	$1,914
Net realized gain on investments and foreign currency transactions	8,722	3,674
Net unrealized appreciation of investments and foreign currency transactions	10,656	7,508
Net Increase in Net Assets Resulting from Operations	19,848	13,096
Distributions to Shareholders:
From net investment income
Class A	(1,297)	(767)
Class B	(35)	(8)
Class C	(80)	(27)
Class I	(62)	(45)
Class R3	(18)	(8)
Class R4	(93)	(63)
Class R5	(22)	(3)
Class Y	(18)	(445)
Total distributions	(1,625)	(1,366)
Capital Share Transactions:
Class A	(3,256)	(8,883)
Class B	(843)	(1,962)
Class C	(819)	(2,311)
Class I	2,071	1,118
Class R3	(500)	358
Class R4	64	(511)
Class R5	71	1,039
Class Y	45	(33,510)
Net decrease from capital share transactions	(3,167)	(44,662)
Net Increase (Decrease) in Net Assets	15,056	(32,932)
Net Assets:
Beginning of period	113,354	146,286
End of period	$128,410	$113,354
Undistributed (distribution in excess of) net investment income (loss)	$468	$1,623

The accompanying notes are an integral part of these financial statements.

12

The Hartford Value Opportunities Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds II, Inc. (“Company”) is an open-end management investment company comprised of five portfolios. Financial statements for The Hartford Value Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of

13

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

the investment as determined in good faith under policies and procedures established by and under the supervision of the Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant

14

management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

15

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized capital gains and losses are allocated daily based on the relative net assets of each class of shares of the Fund.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial

16

account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

b)	Illiquid and Restricted Investments – The Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted investments as of April 30, 2013.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. As of April 30, 2013, the Fund had no outstanding when-issued or delayed-delivery investments.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

17

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

b)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

The volume of derivative activity was minimal during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Loss on Derivatives Recognized as a Result of Operations:
Net realized loss on foreign currency contracts	$—	$(22)	$—	$—	$—	$—	$(22)
Total	$—	$(22)	$—	$—	$—	$—	$(22)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation of foreign currency contracts	$—	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—	$—

5.	Principal Risks:

a)	Counterparty Risk – The Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

18

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2012	For the Year Ended October 31, 2011
Ordinary Income	$1,366	$242

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,623
Accumulated Capital Losses *	(50,709)
Unrealized Appreciation †	369
Total Accumulated Deficit	$(48,717)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$(30)
Accumulated Net Realized Gain (Loss)	30

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2012 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes as follows:

Year of Expiration	Amount
2016	$15,582
2017	35,127
Total	$50,709

During the year ended October 31, 2012, the Fund utilized $3,665 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the

20

Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $100 million	0.8000%
On next $150 million	0.7500%
On next $4.75 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%

d)	Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, these amounts, if any, are included in the Statement of Operations.

21

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class A	1.35%
Class B	2.10%
Class C	2.10%
Class I	1.07%
Class R3	1.55%
Class R4	1.25%
Class R5	0.95%
Class Y	0.90%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2013, HIFSCO received front-end load sales charges of $159 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the six-month period ended April 30, 2013, total sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares rounds to zero.  These commissions are in turn paid to sales representatives of the broker/dealers.

f)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based on average daily net assets. The amount paid to HASCO and any

22

related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$48,699
Sales Proceeds Excluding U.S. Government Obligations	53,255

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	485	88	(798)	—	(225)	822	60	(1,551)	—	(669)
Amount	$7,415	$1,288	$(11,959)	$—	$(3,256)	$10,943	$748	$(20,574)	$—	$(8,883)
Class B
Shares	6	3	(70)	—	(61)	18	1	(184)	—	(165)
Amount	$87	$34	$(964)	$—	$(843)	$205	$8	$(2,175)	$—	$(1,962)
Class C
Shares	23	5	(90)	—	(62)	59	2	(255)	—	(194)
Amount	$312	$74	$(1,205)	$—	$(819)	$711	$23	$(3,045)	$—	$(2,311)
Class I
Shares	242	4	(112)	—	134	169	3	(86)	—	86
Amount	$3,667	$57	$(1,653)	$—	$2,071	$2,211	$40	$(1,133)	$—	$1,118
Class R3
Shares	30	1	(65)	—	(34)	48	—	(19)	—	29
Amount	$450	$13	$(963)	$—	$(500)	$618	$8	$(268)	$—	$358
Class R4
Shares	49	6	(52)	—	3	95	5	(132)	—	(32)
Amount	$763	$93	$(792)	$—	$64	$1,262	$63	$(1,836)	$—	$(511)
Class R5
Shares	21	2	(19)	—	4	80	—	(7)	—	73
Amount	$333	$22	$(283)	$—	$72	$1,137	$3	$(101)	$—	$1,039
Class Y
Shares	23	1	(22)	—	2	175	35	(2,756)	—	(2,546)
Amount	$359	$18	$(332)	$—	$45	$2,407	$445	$(36,362)	$—	$(33,510)
Total
Shares	879	110	(1,228)	—	(239)	1,466	106	(4,990)	—	(3,418)
Amount	$13,386	$1,599	$(18,151)	$—	$(3,166)	$19,494	$1,338	$(65,494)	$—	$(44,662)

23

The Hartford Value Opportunities Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

The following reflects the conversion of Class B shares into Class A shares (reflected as Class A shares sold) for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	Shares	Dollars
For the Six-Month Period Ended April 30, 2013	23	$356
For the Year Ended October 31, 2012	32	$429

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all of the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2013, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

24

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

25

The Hartford Value Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited) (E)
A	$14.02	$0.06	$2.48	$2.54	$(0.22)	$–	$–	$(0.22)	$16.34
B	12.54	0.01	2.22	2.23	(0.11)	–	–	(0.11)	14.66
C	12.49	0.01	2.21	2.22	(0.12)	–	–	(0.12)	14.59
I	13.87	0.09	2.44	2.53	(0.25)	–	–	(0.25)	16.15
R3	14.16	0.05	2.50	2.55	(0.19)	–	–	(0.19)	16.52
R4	14.27	0.07	2.52	2.59	(0.23)	–	–	(0.23)	16.63
R5	14.36	0.10	2.53	2.63	(0.28)	–	–	(0.28)	16.71
Y	14.41	0.10	2.54	2.64	(0.28)	–	–	(0.28)	16.77

For the Year Ended October 31, 2012 (E)
A	12.68	0.19	1.27	1.46	(0.12)	–	–	(0.12)	14.02
B	11.33	0.08	1.15	1.23	(0.02)	–	–	(0.02)	12.54
C	11.31	0.08	1.13	1.21	(0.03)	–	–	(0.03)	12.49
I	12.57	0.22	1.25	1.47	(0.17)	–	–	(0.17)	13.87
R3	12.81	0.18	1.27	1.45	(0.10)	–	–	(0.10)	14.16
R4	12.90	0.21	1.30	1.51	(0.14)	–	–	(0.14)	14.27
R5	12.99	0.31	1.24	1.55	(0.18)	–	–	(0.18)	14.36
Y	13.05	0.24	1.30	1.54	(0.18)	–	–	(0.18)	14.41

For the Year Ended October 31, 2011
A(H)	12.15	0.09	0.45	0.54	(0.01)	–	–	(0.01)	12.68
B	10.94	(0.02)	0.41	0.39	–	–	–	–	11.33
C	10.91	(0.01)	0.41	0.40	–	–	–	–	11.31
I	12.04	0.14	0.44	0.58	(0.05)	–	–	(0.05)	12.57
R3	12.30	0.07	0.44	0.51	–	–	–	–	12.81
R4	12.37	0.10	0.45	0.55	(0.02)	–	–	(0.02)	12.90
R5	12.45	0.13	0.47	0.60	(0.06)	–	–	(0.06)	12.99
Y	12.51	0.14	0.47	0.61	(0.07)	–	–	(0.07)	13.05

For the Year Ended October 31, 2010 (E)
A	10.19	0.04	1.97	2.01	(0.05)	–	–	(0.05)	12.15
B	9.21	(0.04)	1.78	1.74	(0.01)	–	–	(0.01)	10.94
C	9.18	(0.04)	1.77	1.73	–	–	–	–	10.91
I	10.09	0.07	1.94	2.01	(0.06)	–	–	(0.06)	12.04
R3	10.30	0.01	2.00	2.01	(0.01)	–	–	(0.01)	12.30
R4	10.37	0.05	2.00	2.05	(0.05)	–	–	(0.05)	12.37
R5	10.43	0.07	2.03	2.10	(0.08)	–	–	(0.08)	12.45
Y	10.47	0.08	2.04	2.12	(0.08)	–	–	(0.08)	12.51

For the Year Ended October 31, 2009 (E)
A	8.22	0.06	2.06	2.12	(0.15)	–	–	(0.15)	10.19
B	7.42	0.02	1.87	1.89	(0.10)	–	–	(0.10)	9.21
C	7.38	(0.01)	1.86	1.85	(0.05)	–	–	(0.05)	9.18
I	8.15	0.06	2.05	2.11	(0.17)	–	–	(0.17)	10.09
R3	8.33	0.02	2.09	2.11	(0.14)	–	–	(0.14)	10.30
R4	8.39	0.04	2.11	2.15	(0.17)	–	–	(0.17)	10.37
R5	8.44	0.07	2.12	2.19	(0.20)	–	–	(0.20)	10.43
Y	8.48	0.11	2.08	2.19	(0.20)	–	–	(0.20)	10.47

For the Year Ended October 31, 2008
A	18.24	0.09	(7.48)	(7.39)	(0.04)	(2.59)	–	(2.63)	8.22
B	16.75	–	(6.74)	(6.74)	–	(2.59)	–	(2.59)	7.42
C	16.71	(0.03)	(6.71)	(6.74)	–	(2.59)	–	(2.59)	7.38
I	18.13	0.07	(7.37)	(7.30)	(0.09)	(2.59)	–	(2.68)	8.15
R3	18.56	0.10	(7.64)	(7.54)	(0.10)	(2.59)	–	(2.69)	8.33
R4	18.61	0.12	(7.66)	(7.54)	(0.09)	(2.59)	–	(2.68)	8.39
R5	18.66	0.10	(7.64)	(7.54)	(0.09)	(2.59)	–	(2.68)	8.44
Y	18.73	0.12	(7.67)	(7.55)	(0.11)	(2.59)	–	(2.70)	8.48

26

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

18.27	%(F)	$96,850	1.47	%(G)	1.35	%(G)	0.86	%(G)	42%
17.84	(F)	4,232	2.43	(G)	2.10	(G)	0.13	(G)	–
17.86	(F)	9,470	2.16	(G)	2.10	(G)	0.11	(G)	–
18.48	(F)	6,813	1.09	(G)	1.08	(G)	1.16	(G)	–
18.15	(F)	1,122	1.69	(G)	1.55	(G)	0.69	(G)	–
18.32	(F)	7,063	1.32	(G)	1.25	(G)	0.95	(G)	–
18.52	(F)	1,576	1.03	(G)	0.95	(G)	1.27	(G)	–
18.57	(F)	1,285	0.92	(G)	0.90	(G)	1.29	(G)	–

11.60		86,261	1.50		1.35		1.44		56
10.85		4,388	2.44		2.10		0.65		–
10.74		8,880	2.17		2.10		0.67		–
11.87		3,995	1.11		1.09		1.70		–
11.38		1,443	1.70		1.55		1.31		–
11.81		6,015	1.33		1.25		1.55		–
12.08		1,296	1.05		0.95		2.25		–
12.00		1,076	0.92		0.90		1.77		–

4.41		86,456	1.46		1.35		0.81		70
3.56		5,838	2.39		2.10		(0.10)		–
3.67		10,227	2.15		2.10		(0.09)		–
4.80		2,535	1.03		1.01		1.06		–
4.15		934	1.68		1.55		0.45		–
4.47		5,865	1.31		1.25		0.75		–
4.81		221	1.05		0.95		1.04		–
4.82		34,210	0.91		0.90		1.08		–

19.78		69,397	1.46		1.35		0.34		87
18.89		7,069	2.42		2.10		(0.40)		–
18.85		10,954	2.18		2.10		(0.41)		–
20.00		1,494	1.05		1.05		0.64		–
19.56		1,021	1.67		1.58		0.10		–
19.79		5,147	1.31		1.28		0.39		–
20.17		154	1.07		0.98		0.65		–
20.28		29,098	0.91		0.91		0.73		–

26.41		67,577	1.66		1.20		0.67		90
25.90		7,903	2.74		1.63		0.26		–
25.33		10,158	2.39		1.98		(0.07)		–
26.68		1,416	1.17		1.10		0.71		–
25.97		784	1.78		1.60		0.28		–
26.38		3,551	1.36		1.30		0.50		–
26.77		12	1.12		1.00		0.77		–
26.76		7,195	0.96		0.96		1.20		–

(46.75)		59,576	1.50		1.40		0.62		65
(46.99)		7,613	2.47		1.95		0.08		–
(47.13)		11,167	2.21		2.15		(0.12)		–
(46.63)		1,139	1.22		1.15		0.99		–
(46.93)		657	1.72		1.65		0.30		–
(46.73)		1,877	1.37		1.35		0.66		–
(46.57)		6	1.07		1.05		0.96		–
(46.52)		18,603	0.97		0.97		1.01		–

27

The Hartford Value Opportunities Fund
Financial Highlights – (continued)

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Not annualized.
(G)	Annualized.
(H)	Class L was merged into Class A on August 5, 2011.

28

The Hartford Value Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors of the Company appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Director since 2002, (MF) and 2000 (MF2), Chairman of the Audit Committee

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

29

The Hartford Value Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Director since 1996, (MF) and 2002 (MF2), Co-Chairman of the Investment Committee

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2002 (MF) and 1993 (MF2)

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1) Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

30

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2) Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2010

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2010

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Value Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,182.70	$7.32	$1,000.00	$1,018.09	$6.77	1.35%	181	365
Class B	$1,000.00	$1,178.40	$11.36	$1,000.00	$1,014.36	$10.51	2.10	181	365
Class C	$1,000.00	$1,178.60	$11.36	$1,000.00	$1,014.36	$10.51	2.10	181	365
Class I	$1,000.00	$1,184.80	$5.83	$1,000.00	$1,019.46	$5.39	1.08	181	365
Class R3	$1,000.00	$1,181.50	$8.40	$1,000.00	$1,017.10	$7.77	1.55	181	365
Class R4	$1,000.00	$1,183.20	$6.78	$1,000.00	$1,018.59	$6.27	1.25	181	365
Class R5	$1,000.00	$1,185.20	$5.16	$1,000.00	$1,020.08	$4.77	0.95	181	365
Class Y	$1,000.00	$1,185.70	$4.89	$1,000.00	$1,020.32	$4.52	0.90	181	365

32

The Hartford Value Opportunities Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc., including each of the Independent Directors, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for The Hartford Value Opportunities Fund (the “Fund”) and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its July 31-August 1, 2012 meeting. In this regard,

33

The Hartford Value Opportunities Fund
Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the 2012 contract renewal process. Accordingly, the Board determined that the information it had considered with respect to the following factors in connection with the 2012 contract renewal process and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services provided by HIFSCO and the Sub-adviser; (ii) performance of the Fund, HIFSCO and the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the realization of economies of scale by HIFSCO and the Sub-adviser with respect to the Fund and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the 2012 contract renewal process, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

34

The Hartford Value Opportunities Fund
Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Value Investing Risk: Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

Small/Mid-cap Stock Risk: Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Foreign Investment Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets.

35

HARTFORDFUNDS

hartfordfunds.com

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of Hartford Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC (f/k/a Hartford Investment Financial Services, LLC).

MFSAR-VO13 4/13 114014 Printed in U.S.A. ©2013 The Hartford, Hartford, CT 06155

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(a)(3)	Not applicable.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date:	June 11, 2013	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	June 11, 2013	By:	/s/ James E. Davey
James E. Davey
Its: President

Date:	June 11, 2013	By:	/s/ Mark A. Annoni
Mark A. Annoni
Its: Vice President, Controller and Treasurer